[logo] M F S(R)                                            SEMIANNUAL REPORT
INVESTMENT MANAGEMENT                                       JANUARY 31, 2002

[graphic omitted]

MFS(R) EUROPEAN EQUITY FUND
MFS(R) HIGH YIELD FUND
MFS(R) INCOME FUND
MFS(R) INTERNATIONAL ADR FUND

MFS(R) EUROPEAN EQUITY FUND
MFS(R) HIGH YIELD FUND
MFS(R) INCOME FUND
MFS(R) INTERNATIONAL ADR FUND

The following tables present certain information regarding the Trustees and officers of the Trust, including their principal occupations, which, unless specific dates are shown, are of more than five years duration, although the titles may not have been the same throughout.

             NAME, POSITION WITH THE TRUST, AGE, PRINCIPAL OCCUPATION, AND OTHER DIRECTORSHIPS(1)

TRUSTEES
JEFFREY L. SHAMES* (born 06/02/55) Trustee,              LAWRENCE T. PERERA (born 06/23/35) Trustee
Chairman and President                                   Hemenway & Barnes (attorneys), Partner
Massachusetts Financial Services Company, Chairman
and Chief Executive Officer                              WILLIAM J. POORVU (born 04/10/35) Trustee
                                                         Harvard University Graduate School of Business
JOHN W. BALLEN* (born 09/12/59) Trustee                  Administration, Adjunct Professor; CBL &
Massachusetts Financial Services Company,                Associates Properties, Inc. (real estate
President and Director                                   investment trust), Director; The Baupost Fund (a
                                                         mutual fund), Vice Chairman and Trustee
KEVIN J. PARKE* (born 12/14/59) Trustee
Massachusetts Financial Services Company, Chief          J. DALE SHERRATT (born 09/23/38) Trustee
Investment Officer, Executive Vice President and         Insight Resources, Inc. (acquisition planning
Director                                                 specialists), President; Wellfleet Investments
                                                         (investor in health care companies), Managing
LAWRENCE H. COHN, M.D. (born 03/11/37) Trustee           General Partner (since 1993); Paragon Trade
Brigham and Women's Hospital, Chief of Cardiac           Brands, Inc. (disposable consumer products),
Surgery; Harvard Medical School, Professor of            Director; Cambridge Nutraceuticals (professional
Surgery                                                  nutritional products), Chief Executive Officer
                                                         (until May 2001)
THE HON. SIR J. DAVID GIBBONS, KBE (born 06/15/27)
Trustee                                                  ELAINE R. SMITH (born 04/25/46) Trustee
Edmund Gibbons Limited (diversified holding              Independent health care industry consultant
company), Chief Executive Officer; Colonial
Insurance Company Ltd., Director and Chairman;           WARD SMITH (born 09/13/30) Trustee
Bank of Butterfield, Chairman (until 1997)               Private investor; Sundstrand Corporation
                                                         (manufacturer of highly engineered products for
WILLIAM R. GUTOW (born 09/27/41) Trustee                 industrial and aerospace applications), Director
Private investor and real estate consultant;             (until June 1999)
Capitol Entertainment Management Company (video
franchise), Vice Chairman

J. ATWOOD IVES (born 05/01/36) Trustee
Private investor; KeySpan Corporation (energy related services), Director; Eastern Enterprises
(diversified services company), Chairman, Trustee and Chief Executive Officer (until November 2000)

ABBY M. O'NEILL (born 04/27/28) Trustee
Private investor; Rockefeller Financial Services,
Inc. (investment advisers), Chairman and Chief
Executive Officer

OFFICERS

JEFFREY L. SHAMES (born 06/02/55) Trustee,               STEPHEN E. CAVAN (born 11/06/53) Secretary and
Chairman and President                                   Clerk
Massachusetts Financial Services Company, Chairman       Massachusetts Financial Services Company, Senior
and Chief Executive Officer                              Vice President, General Counsel and Secretary

JAMES R. BORDEWICK, JR. (born 03/06/59) Assistant        ROBERT R. FLAHERTY (born 09/18/63) Assistant
Secretary and Assistant Clerk                            Treasurer
Massachusetts Financial Services Company, Senior         Massachusetts Financial Services Company, Vice
Vice President and Associate General Counsel             President (since August 2000); UAM Fund Services,
                                                         Senior Vice President (prior to August 2000)
MARK E. BRADLEY (born 11/23/59) Assistant
Treasurer                                                ELLEN MOYNIHAN (born 11/13/57) Assistant Treasurer
                                                         Massachusetts Financial Services Company, Vice
Massachusetts Financial Services Company, Vice           President (since September 1996)
President (since March 1997)
                                                         JAMES O. YOST (born 06/12/60) Assistant Treasurer
                                                         Massachusetts Financial Services Company, Senior
                                                         Vice President

The Trust does not hold annual shareholder meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. This means that each Trustee will be elected to hold office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. Each officer will hold office until his or her successor is chosen and qualified, or until he or she retires, resigns or is removed from office.

Messrs. Shames, Ives, Perera and Poorvu, and Ms. Smith have served in their capacity as Trustee of the Trust continuously since originally elected or appointed. Messrs. Ballen and Gutow have each served as a Trustee of the Trust since August 1, 2001. Messrs. Cohn, Gibbons, Sherratt and Smith, and Ms. O'Neill were elected by shareholders and have served as Trustees of the Trust since January 1, 2002. Mr. Parke has served as a Trustee of the Trust since January 1, 2002.

Each of the Trust's Trustees and officers holds comparable positions with certain other funds of which MFS or a subsidiary is the investment adviser or distributor and, in the case of the officers, with certain affiliates of MFS. Each Trustee serves as a board member of 117 funds within the MFS Family of Funds.

The Statement of Additional Information contains further information about the Trustees and is available without charge upon request, by calling 1-800-225-2606.

(1) Directorships or trusteeships of companies required to report to the Securities and Exchange Commission
    (i.e., "public companies").
  * "Interested person" of MFS within the meaning of the Investment Company Act of 1940 (referred to as the 1940
    Act) which is the principal federal law governing investment companies like the Trust. The address of MFS is
    500 Boylston Street, Boston, Massachusetts 02116.

INVESTMENT ADVISER                                       INVESTOR SERVICE
Massachusetts Financial Services Company                 MFS Service Center, Inc.
500 Boylston Street                                      P.O. Box 2281
Boston, MA 02116-3741                                    Boston, MA 02107-9906

DISTRIBUTOR                                              For general information, call toll free:
MFS Fund Distributors, Inc.                              1-800-225-2606 any business day from 8 a.m. to
500 Boylston Street                                      8 p.m. Eastern time.
Boston, MA 02116-3741
                                                         For service to speech- or hearing-impaired
PORTFOLIO MANAGERS                                       individuals, call toll free: 1-800-637-6576 any
John F. Addeo+                                           business day from 9 a.m. to 5 p.m. Eastern time.
Bernard Scozzafava+                                      (To use this service, your phone must be equipped
                                                         with a Telecommunications Device for the Deaf).
DIRECTOR OF INTERNATIONAL EQUITY RESEARCH
David A. Antonelli+                                      For share prices, account balances, exchanges or
                                                         stock and bond outlooks, call toll free:
CUSTODIAN                                                1-800-MFS-TALK (1-800-637-8255) anytime from a
State Street Bank and Trust Company                      touch-tone telephone.

INVESTOR INFORMATION                                     WORLD WIDE WEB
For information on MFS mutual funds, call your           www.mfs.com
investment professional or, for an information
kit, call toll free: 1-800-637-2929 any business
day from 9 a.m. to 5 p.m. Eastern time (or leave a
message anytime).


+ MFS Investment Management

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MFS(R) PRIVACY POLICY

At MFS(R), we are committed to protecting your privacy.

On behalf of the MFS Family of Funds(R), the MFS(R) Institutional Trusts, the Vertex(SM) Funds, Massachusetts Financial Services Company, and certain affiliates(1) (collectively, "MFS," "we," "us" or "our"), this privacy policy outlines certain of our policies designed to maintain the privacy of your nonpublic personal information.

Nonpublic personal information includes much of the information you provide to us and the related information about you and your transactions involving your MFS investment product or service. Examples of nonpublic personal information include the information you provide on new account applications for MFS investment products or services, your share balance or transactional history, and the fact that you are a customer of MFS.

We may collect nonpublic personal information about you from the following sources:

  o information we receive from you on applications or other forms

  o information about your transactions with us, our affiliates, or others, and

  o information we receive from a consumer reporting agency

We do not disclose any nonpublic personal information about our customers or former customers to anyone except as permitted by law. We may disclose all of the information we collect, as described above, to companies that perform marketing services on our behalf or to other financial institutions with whom we have joint marketing arrangements.

We restrict access to nonpublic personal information about you to personnel who are necessary or appropriate to provide products or services to you. We maintain physical, electronic, and procedural safeguards that comply with federal regulations to guard your nonpublic personal information.

Our privacy policy applies only to individual MFS investors who have a direct relationship with us. If you own MFS products or receive MFS investment services in the name of a third-party broker/dealer, bank, investment adviser, or other financial service provider, that third-party's privacy policies may apply to you and our privacy policy may not.

If you have any questions with respect to MFS' privacy policy, please call 1-800-255-2606 any business day between 8 a.m. and 8 p.m. Eastern time.

(1) MFS Institutional Advisors, Inc., Vertex Investment Management, Inc., MFS Original Research Advisors, LLC, MFS Original Research Partners, LLC, MFS(R) Heritage Trust Company(SM), and MFS Fund Distributors, Inc.
-------------------------------------------------------------------------------


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NOT FDIC INSURED                 MAY LOSE VALUE                NO BANK GUARANTEE
     NOT A DEPOSIT     NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY
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

LETTER FROM THE CHAIRMAN

Dear Shareholders,
The past year was one that none of us will soon forget -- either on a personal level or as investors. Looking back, it seems that in 2001 we rode an emotional roller coaster that took us from bad, to worse, to the unimaginable tragedy of September 11, and then finished on a strong note of hope. In the end, I think we witnessed the triumph of optimism, perseverance, and the free market economic system.

A CHALLENGING ECONOMIC ENVIRONMENT
As 2001 began, we were expecting a difficult market. Since the spring of the previous year, a combination of economic factors had battered economies around the globe: high energy prices, high stock valuations, and unrealistically high investor expectations. Although consumer spending remained surprisingly strong, weakening corporate demand for products and services was exposing the excess of supply built up in the exuberance of the late 1990s. We were in a global recession that was slowly worsening when the terrorist attacks of September 11 shocked the market into a steep plunge.

In the days immediately following the attacks, there were many predictions of dire market consequences and a downward spiral by global economies. In our view, the attacks did accelerate the downturn we were already experiencing and probably pushed out a recovery by several months. But they also stimulated more-aggressive action to get that recovery going. Governments and central banks around the world responded by easing interest rates and by working harder to stimulate their economies.

In the United States, the Federal Reserve Board (the Fed) lowered rates four times between September 11 and the end of the year. The U.S. Congress passed a $15 billion airline bailout plan and then approved an additional $40 billion in emergency spending. The market responded with a rally that put most major stock indices higher on December 31 than they had been the day before the attacks. As I write this letter five months after the terrorist attacks, it seems that one thing the events of September 11 did was to reaffirm the strength and amazing resiliency of free markets around the globe.

REASONS FOR OPTIMISM
I think the term that best describes our outlook for 2002 might be "cautiously optimistic" -- an expression that has been overused in recent years but seems particularly appropriate now.

Reasons for caution abound. Companies have been cutting back on spending and laying off employees. New jobs have been harder to come by. Many industries have continued to be burdened by weak demand that has yet to catch up with an excess of supply. We would submit, however, that these factors -- while painful for employees and investors in the short term -- are healthy for the economy in the long term. Good companies respond to tough times by becoming leaner and more efficient, and that, in our view, sets the stage for the next economic upturn.

We're optimistic about 2002 because we believe the market has already hit a bottom and that the worst depths of the recession may be behind us. Compared to a year ago, interest rates, energy prices, stock valuations, and investor expectations have all come down. It appears to us that government attempts to stimulate world economies are beginning to work. We expect to see the beginnings of economic recovery this year, although we think that recovery will be moderate and not dramatic. We still have some tough work ahead, but we believe the worst is over.

INVESTING IN UNCERTAIN TIMES
The past two difficult years and the events of September 11 have not changed what we do on a day-to-day basis. Our investment approach is still based on our own in-depth, fundamental research into companies and other issuers of securities. We remain bottom-up investors, building our portfolios one stock or bond at a time.

In the current environment, we think that our investment approach is more valid than ever. Although September 11 changed the near-term outlook for many companies, our experience has been that companies we believed were good investments before that date are still, for the most part, good investments. By lowering valuations somewhat indiscriminately across the market, the post-attack downturn made some stocks even more attractive, in our view.

And although the market has been quite volatile so far in 2002, we see the seeds of economic recovery beginning to take root, and we believe that our fundamental, bottom-up investment process continues to benefit long-term investors. As always, we appreciate your confidence in MFS and welcome any questions or comments you may have.

    Respectfully,

/s/ Jeffrey L. Shames

    Jeffrey L. Shames
    Chairman and Chief Executive Officer
    MFS Investment Management(R)

    February 15, 2002

The opinions expressed in this letter are those of MFS, and no forecasts can be guaranteed. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

MANAGEMENT REVIEW AND OUTLOOK

MFS EUROPEAN EQUITY FUND

Dear Shareholders,
For the six months ended January 31, 2002, the fund's Class A shares provided a total return of -5.65% while Class I shares provided a total return of -5.40%. These returns include the reinvestment of any dividends and capital gains distributions but exclude the effects of any sales charges. This compares to a -11.22% return over the same period for the fund's benchmark, the Morgan Stanley Capital International (MSCI) Europe Index. The MSCI Europe Index is a capitalization-weighted index that monitors the performance of stocks listed on continental Europe's various exchanges. During the same period, the average fund tracked by Lipper Inc., an independent firm that reports mutual fund performance, returned -10.19%.

With the exception of the technology rally in the fourth quarter of 2001, the most influential factor on performance, by far, was the outperformance of defensive-oriented value sectors relative to aggressive-growth areas, namely technology, media, and telecommunications (TMT) during the period. As volatility intensified throughout the period, investors gravitated to some of the more traditionally defensive areas -- such as health care and consumer staples -- and shied away from stocks in the TMT group. While the fund's negative results are discouraging, we're encouraged by our performance relative to the MSCI Europe Index. We think it's a testament to our Original Research(SM) and disciplined stock selection process.

In this difficult environment, we stuck to our growth approach, but zeroed in on what we felt were the best growth stories we could find. This approach hurt absolute returns during this particular period, but we feel good about the fund's disciplined strategy of pursuing growth at reasonable prices going forward.

While the fund remained well diversified and defensively positioned in our view, we have been very selectively adding to areas such as technology and telecommunications. In the first half of the year we avoided names such as Nokia, Vodafone, and Koninklijke Philips Electronics as their earnings outlooks deteriorated. In the second half of the year, however, these names gained prominence in the portfolio as their stock valuations became increasingly attractive to us and the fundamental business outlook began to improve. While performance has been mixed for these stocks in 2002, they rebounded significantly off their lows in the fourth quarter of 2001. Another technology name that provided a boost to performance was our holding in the Norwegian videoconferencing company Tanderg.

The fund also benefited from its defensive positions in health care and consumer staples stocks. Key contributors in these areas included global food and spirits distributor Diageo and household products manufacturer Reckitt Benckiser. In the health care sector, our significant holdings in French pharmaceutical company Sanofi-Synthelabo appreciated roughly 17% during the period, while our holding in Dutch pharmaceutical company OPG Groep delivered similar results during the period.

Our biggest sector concentrations in the fund were in financial services and health care. Similar to our health care holdings, financial stocks generally held up well relative to the broader market, but performance from this group was also mixed. Fortunately, some of our larger positions helped counteract negative performance from the overall sector. In the fourth quarter of 2001 we increased the fund's exposure to insurance stocks as it appeared the pricing environment for many of these companies would improve.

Looking forward, we think the problems that have plagued economies around the world are less acute in Europe. As such, we're optimistic that economies throughout Europe will show gradual improvement over the next six to 12 months and that traditional growth stocks, including those within the TMT sector, may fall back into favor. Accordingly, the fund remained well diversified, but was positioned more aggressively at the close of the period. Barring any dramatic changes in our outlook for business activity, we'll most likely maintain a disciplined approach to picking growth stocks. In other words, in addition to a favorable growth outlook, valuations and business fundamentals also need to look favorable before we invest in a company.

    Respectfully,

/s/ David A. Antonelli

    David A. Antonelli
    Director of International Equity Research

The committee of international research analysts is responsible for the day-to-day management of the fund under the general supervision of Mr. Antonelli.

MFS HIGH YIELD FUND

Dear Shareholders,
For the six months ended January 31, 2002, Class A shares of the fund provided a total return of -0.15% and Class I shares -0.03%. These returns, which include the reinvestment of any distributions but exclude the effects of any sales charges, compare to a 0.67% return over the same period for the fund's benchmark, the Salomon Brothers High Yield Market Index (the Salomon Index), an unmanaged, market-value-weighted index that includes public, nonconvertible, cash-pay, and deferred-interest U.S. corporate bonds with remaining maturities of at least seven years and a credit rating between "CCC" and "BB+." During the same period, the average high current yield fund tracked by Lipper Inc., an independent firm that reports mutual fund performance, returned -0.18%.

The fund's struggles during the period can largely be traced to the fact that we didn't follow the crowd. Instead, we remained focused on unrated securities or bonds with lower-credit ratings because this is where we believe the value of our Original Research(SM) gives us an advantage toward pursuing our goal of higher returns versus our benchmarks over the long term. Unfortunately, however, lower-rated bonds underperformed higher-rated issues during the period and our benchmark maintains a greater percentage of higher-rated securities relative to the fund. While our approach hurt performance during this particular period, we feel good about the fund's positioning going forward.

During the past six months, the high-yield market contended with an extraordinary confluence of events. They included an increase in defaults, a recession, rapid changes in mutual fund flows, volatility in new issuance, domestic terrorist attacks, and a dramatic weakening in telecommunications fundamentals. In fact, two of the largest sectors of the high-yield market -- wireless and wireline telecommunications -- continued to experience extremely difficult business environments. The wireless telecommunications sector in particular was confronted with weak fundamentals, lack of funding, overcapacity, and a risk-averse market environment during most of 2001.

Given this difficult environment, when the opportunity arose, we upgraded the portfolio into "BB"-rated bonds across a broad range of sectors, given the relatively reliable cash flow of these companies. In general, higher-quality bonds across most sectors of the market performed well for the portfolio during the period. Other positive contributors were primarily among the fund's defensive holdings, which generally helped diminish losses that the fund incurred in other areas during a difficult period for the high-yield market. Holdings in the gaming and media sectors showed improving cash flows and profitability outlooks. Consequently, names such as Charter Communications, Adelphia Communications and MGM Grand remained prominent positions during the period. Additionally, the portfolio maintained positions in value-oriented equities, which contributed positively to performance during the period.

In the near term, there could be continued uncertainty in the high-yield market. While we think the Federal Reserve Board and the U.S. government have done an excellent job containing the economic downturn, corporate earnings are expected to remain weak for at least the next quarter or two. Despite this uncertainty, however, we think there are still attractive high-yield opportunities out there. Spreads -- the difference in available yields -- between high-yield investments and Treasuries are at the widest levels in many years. (The principal value and interest on Treasury securities are guaranteed by the U.S. government if held to maturity.) In addition, barring any unforeseen financial or political crisis, with the economy at a potential low point we think the stage is set for better times for the high-yield market and the fund.

    Respectfully,

/s/ John F. Addeo

    John F. Addeo
    Portfolio Manager

MFS INCOME FUND

Dear Shareholders,
For the six months ended January 31, 2002, Class A shares of the fund provided a total return of 0.69% and Class I shares 0.58%. These returns, which include the reinvestment of any distributions but exclude the effects of any sales charges, compare to a 0.67% over the same period for the fund's benchmark, the Salomon Brothers High Yield Market Index (the Salomon Index). During the same period, the average high current yield fund tracked by Lipper Inc., an independent firm that reports mutual fund performance, returned -0.18%.

While high-yield bonds rebounded off their lows during the fourth quarter of 2001, the past year was a difficult and volatile period for the high-yield market as the spread between the yield on high-yield bonds and U.S. Treasuries fluctuated significantly. As the yields on high-income bonds increased, the value of our holdings declined. At the end of January, high-yield bonds yielded, on average, 12.25%, compared to 5% for Treasury bonds of similar maturities, resulting in a spread of about 7.25% or 725 basis points. (The principal value and interest on Treasury securities are guaranteed by the U.S. government if held to maturity.)

By the end of 2001, the market recovered most of its losses from the middle of the period due to very strong inflows into high-yield mutual funds and renewed investor confidence that the economy is poised to recover in 2002. New high-yield bond issuance, while up from last year, has not kept pace with demand. While better quality, highly-traded issues appreciated more than lower-quality bonds in the secondary market, even lower-rated bonds benefited from the strong rebound as investors' risk tolerance seemed to increase due to high cash positions and attractive yields. Nevertheless, our significant exposure to lower-rated bonds was the primary detractor from performance.

Given an environment of slowing economic growth and rising defaults, we increased our exposure to higher-quality issuers in defensive sectors such as media, gaming, and health care during the period. Within the media sector we've focused primarily on cable companies such as Charter Communications. In our view, these companies offered the combination of attractive growth potential with stable cash flows. Despite the slowing economy, our research uncovered a number of cable companies that continued to show revenue growth from new digital television services and increased demand for high-speed Internet service.

We've also added "BB"-rated gaming bonds, given the relatively reliable cash flow of these companies, and casino bonds generally performed well for the portfolio. Although travel-related bonds registered some of the largest price declines following the September 11 attacks, the portfolio was well positioned in better-quality names, which have since recovered most of their initial losses.

In the health care sector, we've added selectively to higher-quality names, such as HCA and Tenet Healthcare. In particular, the Tenet bonds appreciated significantly prior to and following the upgrade, which provided a lift to performance.

On the other hand, our telecommunications holdings have been a drag on performance. We started the year slightly overweighted in the industry and have steadily reduced our exposure in response to the deteriorating fundamentals. We were slightly underweighted in the sector at the end of the year. Given the economic slowdown, we also reduced exposure to cyclical industries such as steel and paper. This decision benefited performance during the period.

We think that it is likely the high-yield market will remain volatile in the near term, but at a spread of 725 basis points or 7.25% over U.S. Treasuries of comparable maturities, we think the market has been fairly valued and that the expectation for further defaults was already reflected in bond prices. According to our research, when the economy came out of its last recession in 1991, the spread on high-yield bonds versus Treasuries tightened to its historic average of about 480 basis points. If the current spread were to tighten to its historic average, that would result in material price appreciation. Of course, past performance is no guarantee of future results, but at 12.25%, we believe that high-yield investors are being paid adequately to wait for potential capital appreciation. As was the case earlier this year, we expect that this historically wide yield spread may eventually attract investors back to the high-yield market.

    Respectfully,

/s/ Bernard Scozzafava

    Bernard Scozzafava
    Portfolio Manager

MFS INTERNATIONAL ADR FUND

Dear Shareholders,
For the six months ended January 31, 2002, Class A shares of the fund provided a total return of -9.45%. This return, which assumes the reinvestment of any capital gains and dividends distributions but excludes the effects of any sales charges, compares to a -11.22% return over the same period for the fund's benchmark, the Morgan Stanley Capital International (MSCI) EAFE (Europe, Australasia, Far East) Index, an unmanaged, market-capitalization-weighted total return index that is an aggregate of 21 individual country indices that collectively represent many of the major markets of the world. During the same period, the average international portfolio tracked by Lipper Inc., an independent firm that reports mutual fund performance, returned -10.19%.

The portfolio is constructed by our international equity analysts, whose objective is to find what they believe are the best foreign investments offered as American Depositary Receipts (ADRs). The fund's country and sector allocations are an offshoot of the portfolio construction, with stockpicking being the main driver. We are not restricted by any particular investment style, but our bias is toward companies in growth industries, with strong managements, that are trading at attractive valuations. This philosophy led us to some interesting growth stocks, but also helped us reduce downside risk to the portfolio during a very volatile period for equities.

Our focus on visibility of earnings growth and in-depth balance sheet analysis was another positive contributor to performance, during a period in which many investors were highly sensitive to corporate accounting issues and concerned about earnings growth. We also tried to take advantage of large price swings to purchase high-quality companies that we think may be temporarily out of favor in a period marked by extreme market volatility. Examples included Nokia and ST Microelectronics. We've avoided these companies over the past few years, which has helped performance, but given the sharp selloff these stocks experienced last fall, we thought they presented unique opportunities. Fortunately, this decision worked well in the fourth quarter of 2001 as the stocks rebounded from their depressed levels.

The fund also benefited from our overweighted exposure in the consumer staples and utilities sectors. One of our key strategies during the period was to buy utility companies such as Empresa and National Grid. In this area, our analysts recognized that some of these utilities had exposure to Argentina, which resulted in dramatic price declines in anticipation of the country's financial problems. In some cases, we felt that the selling was indiscriminate, as some of these companies were beginning to show improving business fundamentals despite their exposure to Argentina.

In the financial services sector our focus was on companies with reinsurance (insurance for insurers) exposure. Following September 11, reinsurance prices rose dramatically, and we felt that many of these companies would benefit from this trend. We continued to underweight the fund in the banking sector because we felt many of these companies would continue to struggle in a slowing global economic environment. However, we did maintain certain holdings in the banking industry because we felt these were unique situations that possessed compelling valuations or improving growth outlooks.

In talking with business managers around the world we were getting the sense that the slowdown in corporate earnings has bottomed and is not getting worse, but we're also not seeing much growth right now. Moreover, given the dramatic rally we saw in stock prices in the fourth quarter of 2001, particularly technology stocks, we think stock valuations may have gotten a little bit ahead of themselves in the short term. Despite the fourth-quarter rally, we have been selectively finding opportunities in certain areas of technology, telecommunications, and cyclical stocks that have not fully benefited from the short-term rally but that we think are well positioned in their respective industries and could benefit from an eventual rebound in economic activity.

    Respectfully,

/s/ David A. Antonelli

    David A. Antonelli
    Director of International Equity Research

The committee of MFS international research analysts is responsible for the day-to-day management of the fund under the general supervision of Mr. Antonelli.

The opinions expressed in this report are those of MFS and are current only through the end of the period of the report as stated on the cover. These views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

The portfolios are actively managed, and current holdings may be different.

It is not possible to invest directly in an index.

PERFORMANCE SUMMARY

Currently, each fund offers only Class A and/or Class I shares, which are available for purchase at net asset value only by residents of the Commonwealth of Massachusetts who are employees (or certain relatives of employees) of MFS and its affiliates or members of the governing boards of the various funds sponsored by MFS.

Because mutual funds are designed for investors with long-term goals, we have provided cumulative results as well as the average annual total returns for the applicable time periods. Performance results reflect the percentage change in net asset value, including the reinvestment of any dividends and capital gains distributions. (See Notes to Performance Summary.)

MFS EUROPEAN EQUITY FUND(1)(4)(5)(7)
TOTAL RATES OF RETURN THROUGH JANUARY 31, 2002
CLASS A
                                                                                       6 Months            1 Year             Life*
-----------------------------------------------------------------------------------------------------------------------------------
Cumulative Total Return Excluding Sales Charge                                           -5.65%           -18.10%            +4.67%
-----------------------------------------------------------------------------------------------------------------------------------
Average Annual Total Return Excluding Sales Charge                                          --            -18.10%            +1.85%
-----------------------------------------------------------------------------------------------------------------------------------
Average Annual Total Return Including Sales Charge                                          --            -22.81%            -0.54%
-----------------------------------------------------------------------------------------------------------------------------------

CLASS I
                                                                                       6 Months            1 Year             Life*
-----------------------------------------------------------------------------------------------------------------------------------
Cumulative Total Return Excluding Sales Charge                                           -5.40%           -17.67%            +6.04%
-----------------------------------------------------------------------------------------------------------------------------------
Average Annual Total Return Excluding Sales Charge**                                        --            -17.67%            +2.38%
-----------------------------------------------------------------------------------------------------------------------------------
 * For the period from the commencement of the fund's investment operations, August 3, 1999, through January 31, 2002.
** Takes into account the maximum sales charge of 5.75%.

MFS HIGH YIELD FUND(2)(3)(7)
TOTAL RATES OF RETURN THROUGH JANUARY 31, 2002+

CLASS A
                                                                                       6 Months            1 Year             Life*
-----------------------------------------------------------------------------------------------------------------------------------
Cumulative Total Return Excluding Sales Charge                                           -0.15%           - 6.57%           +11.33%
-----------------------------------------------------------------------------------------------------------------------------------
Average Annual Total Return Excluding Sales Charge                                          --            - 6.57%           + 4.40%
-----------------------------------------------------------------------------------------------------------------------------------
Average Annual Total Return Including Sales Charge**                                        --            -11.01%           - 2.38%
-----------------------------------------------------------------------------------------------------------------------------------

CLASS I
                                                                                       6 Months            1 Year             Life*
-----------------------------------------------------------------------------------------------------------------------------------
Cumulative Total Return Excluding Sales Charge                                           -0.03%           - 6.33%           +11.68%
-----------------------------------------------------------------------------------------------------------------------------------
Average Annual Total Return Excluding Sales Charge                                          --            - 6.33%           + 4.53%
-----------------------------------------------------------------------------------------------------------------------------------
 * For the period from the commencement of the fund's investment operations, August 3, 1999, through January 31, 2002.
** Takes into account the maximum sales charge of 4.75%.
 + Since inception all the fund's fees and expenses were waived or paid for by the adviser; had these fees been in effect, performance would have been lower.

MFS INCOME FUND(1)(3)(7)
TOTAL RATES OF RETURN THROUGH JANUARY 31, 2002+

CLASS A
                                                                                       6 Months            1 Year             Life*
-----------------------------------------------------------------------------------------------------------------------------------
Cumulative Total Return Excluding Sales Charge                                           +0.69%            -0.89%           + 8.15%
-----------------------------------------------------------------------------------------------------------------------------------
Average Annual Total Return Excluding Sales Charge                                          --            - 0.89%           + 3.19%
-----------------------------------------------------------------------------------------------------------------------------------
Average Annual Total Return Including Sales Charge**                                        --            - 5.60%           + 1.19%
-----------------------------------------------------------------------------------------------------------------------------------

CLASS I
                                                                                       6 Months            1 Year             Life*
-----------------------------------------------------------------------------------------------------------------------------------
Cumulative Total Return Excluding Sales Charge                                           +0.58%           - 1.55%           + 7.73%
-----------------------------------------------------------------------------------------------------------------------------------
Average Annual Total Return Excluding Sales Charge                                          --            - 1.55%           + 3.03%
-----------------------------------------------------------------------------------------------------------------------------------
 * For the period from the commencement of the fund's investment operations, August 3, 1999, through January 31, 2002.
** Takes into account the maximum sales charge of 4.75%.
 + Since inception all the fund's fees and expenses were waived or paid for by the adviser; had these fees been in effect, performance would have been lower.

MFS INTERNATIONAL ADR FUND(2)(4)(6)(7)
TOTAL RATES OF RETURN THROUGH JANUARY 31, 2002

CLASS A
                                                                                       6 Months            1 Year             Life*
-----------------------------------------------------------------------------------------------------------------------------------
Cumulative Total Return Excluding Sales Charge                                           -9.45%           -22.79%           -22.40%
-----------------------------------------------------------------------------------------------------------------------------------
Average Annual Total Return Excluding Sales Charge                                          --            -22.79%           -20.75%
-----------------------------------------------------------------------------------------------------------------------------------
Average Annual Total Return Including Sales Charge**                                        --            -27.23%           -24.94%
-----------------------------------------------------------------------------------------------------------------------------------
 * For the period from the commencement of the fund's investment operations, December 29, 2000, through January 31, 2002.
** Takes into account the maximum sales charge of 5.75%.

NOTES TO PERFORMANCE SUMMARY

Class I share performance include the performance of the fund's Class A shares for periods prior to their inception (blended performance). Class I share blended performance has been adjusted to account for the fact that Class I shares have no sales charge. This blended performance has not been adjusted to take into account differences in class-specific operating expenses. Because operating expenses of Class I shares are lower than those of Class A, the blended Class I share performance is lower than it would have been had Class I shares been offered for the entire period.

Performance results reflect any applicable subsidies and waivers in effect during the periods shown; without these, the results would have been less favorable. See the prospectus and financial statements for details. All results are historical and include the reinvestment of any dividends and capital gains distributions.

INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, AND THE PERFORMANCE SHOWN ABOVE DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDUCTION OF FUND SHARES.

MARKET VOLATILITY CAN SIGNIFICANTLY AFFECT SHORT-TERM PERFORMANCE, AND MORE RECENT RETURNS MAY BE DIFFERENT FROM THOSE SHOWN. VISIT WWW.MFS.COM FOR MORE CURRENT PERFORMANCE RESULTS.

RISK CONSIDERATIONS

(1) Investments in foreign securities may be unfavorably affected by interest-rate and currency-exchange-rate changes as well as by market, economic, and political conditions of the countries where investments are made. There may be greater returns but also greater risk than with U.S. investments.

(2) Investments in foreign and emerging market securities may be unfavorably affected by interest-rate and currency-exchange-rate changes, as well as by market, economic, and political conditions of the countries where investments are made. There may be greater returns but also greater risk than with U.S. investments.

(3) Investments in lower-rated securities may provide greater returns but may have greater-than-average risk.

(4) The portfolio may participate in the initial public offering (IPO) market, and a significant portion of the portfolio's returns may be attributable to investment in IPOs, which may have greater impact on performance of a portfolio while its asset base is small. There is no guarantee the portfolio will experience similar performance as its assets grow.

(5) By concentrating on one industry or on a group of related industries, the portfolio is more susceptible to adverse economic, political, or regulatory developments affecting those industries than is a portfolio that invests more broadly.

(6) Because the portfolio may invest a substantial amount of its assets in issuers located in a single country or in a limited number of countries, the portfolio is more susceptible to adverse economic, political, or regulatory developments affecting those countries than is a portfolio that invests more broadly.

(7) These risks may increase share price volatility. Please see the prospectus for details.

RESULTS OF SHAREHOLDER MEETING (Unaudited)

At a special meeting of shareholders of MFS European Equity Fund, which was held on October 19, 2001, the following actions were taken:

ITEM 1.  Trustees of the fund were elected as follows:

                                                          NUMBER OF SHARES

                                                      ------------------------
                                                                      WITHHOLD
NOMINEE                                                       FOR    AUTHORITY
------------------------------------------------------------------------------
Jeffrey L. Shames                                      66,017.951         .000
John W. Ballen                                         66,017.951         .000
Lawrence H. Cohn                                       66,017.951         .000
J. David Gibbons                                       66,017.951         .000
William R. Gutow                                       66,017.951         .000
J. Atwood Ives                                         66,017.951         .000
Abby M. O'Neill                                        66,017.951         .000
Lawrence T. Perera                                     66,017.951         .000
William J. Poorvu                                      66,017.951         .000
Arnold D. Scott                                        66,017.951         .000
J. Dale Sherratt                                       66,017.951         .000
Elaine R. Smith                                        66,017.951         .000
Ward Smith                                             66,017.951         .000

ITEM 2. The authorization of the Trustees to adopt an Amended and Restated Declaration of Trust.

                                                 NUMBER OF SHARES
-----------------------------------------------------------------
For                                                    66,017.951
Against                                                      .000
Abstain                                                      .000
Broker Non-votes                                             .000

ITEM 3. The amendment or removal of certain fundamental investment policies.

                                                 NUMBER OF SHARES
-----------------------------------------------------------------
For                                                    66,017.951
Against                                                      .000
Abstain                                                      .000
Broker Non-votes                                             .000

ITEM 4. The approval of a new investment advisory agreement with Massachusetts Financial Services Company.

                                                 NUMBER OF SHARES
-----------------------------------------------------------------
For                                                    66,017.951
Against                                                      .000
Abstain                                                      .000

ITEM 5. The ratification of the election of Deloitte & Touche LLP as the independent public accountants to be employed by the trust for the fiscal year ending July 31, 2002.

                                                 NUMBER OF SHARES
-----------------------------------------------------------------
For                                                    66,017.951
Against                                                      .000
Abstain                                                      .000

At a special meeting of shareholders of MFS High Yield Fund, which was held on October 19, 2001, the following actions were taken:

ITEM 1. Trustees of the fund were elected as follows:

                                                            NUMBER OF SHARES
                                                      ------------------------
                                                                      WITHHOLD
NOMINEE                                                       FOR    AUTHORITY
------------------------------------------------------------------------------
Jeffrey L. Shames                                     131,655.440         .000
John W. Ballen                                        131,655.440         .000
Lawrence H. Cohn                                      131,655.440         .000
J. David Gibbons                                      131,655.440         .000
William R. Gutow                                      131,655.440         .000
J. Atwood Ives                                        131,655.440         .000
Abby M. O'Neill                                       131,655.440         .000
Lawrence T. Perera                                    131,655.440         .000
William J. Poorvu                                     131,655.440         .000
Arnold D. Scott                                       131,655.440         .000
J. Dale Sherratt                                      131,655.440         .000
Elaine R. Smith                                       131,655.440         .000
Ward Smith                                            131,655.440         .000

ITEM 2. The authorization of the Trustees to adopt an Amended and Restated Declaration of Trust.

                                                 NUMBER OF SHARES
-----------------------------------------------------------------
For                                                   131,655.440
Against                                                      .000
Abstain                                                      .000
Broker Non-votes                                             .000

ITEM 3. The amendment or removal of certain fundamental investment policies.

                                                 NUMBER OF SHARES
-----------------------------------------------------------------
For                                                   131,655.440
Against                                                      .000
Abstain                                                      .000
Broker Non-votes                                             .000

ITEM 4. The approval of a new investment advisory agreement with Massachusetts Financial Services Company.

                                                 NUMBER OF SHARES
-----------------------------------------------------------------
For                                                   131,655.440
Against                                                      .000
Abstain                                                      .000

ITEM 7. The ratification of the election of Deloitte & Touche LLP as the independent public accountants to be employed by the fund for the fiscal year ending July 31, 2002.

                                                 NUMBER OF SHARES
-----------------------------------------------------------------
For                                                   131,655.440
Against                                                      .000
Abstain                                                      .000

At a special meeting of shareholders of MFS Income Fund, which was held on October 19, 2001, the following actions were taken:

ITEM 1. Trustees of the fund were elected as follows:

                                                            NUMBER OF SHARES
                                                      ------------------------
                                                                      WITHHOLD
NOMINEE                                                       FOR    AUTHORITY
------------------------------------------------------------------------------
Jeffrey L. Shames                                     122,863.086         .000
John W. Ballen                                        122,863.086         .000
Lawrence H. Cohn                                      122,863.086         .000
J. David Gibbons                                      122,863.086         .000
William R. Gutow                                      122,863.086         .000
J. Atwood Ives                                        122,863.086         .000
Abby M. O'Neill                                       122,863.086         .000
Lawrence T. Perera                                    122,863.086         .000
William J. Poorvu                                     122,863.086         .000
Arnold D. Scott                                       122,863.086         .000
J. Dale Sherratt                                      122,863.086         .000
Elaine R. Smith                                       122,863.086         .000
Ward Smith                                            122,863.086         .000

ITEM 2. The authorization of the Trustees to adopt an Amended and Restated Declaration of Trust.

                                                 NUMBER OF SHARES
-----------------------------------------------------------------
For                                                   122,863.086
Against                                                      .000
Abstain                                                      .000
Broker Non-votes                                             .000

ITEM 3. The amendment or removal of certain fundamental investment policies.

                                                 NUMBER OF SHARES
-----------------------------------------------------------------
For                                                   122,863.086
Against                                                      .000
Abstain                                                      .000
Broker Non-votes                                             .000

ITEM 4. The approval of a new investment advisory agreement with Massachusetts Financial Services Company.

                                                 NUMBER OF SHARES
-----------------------------------------------------------------
For                                                   122,863.086
Against                                                      .000
Abstain                                                      .000

ITEM 6. The ratification of the election of Deloitte & Touche LLP as the independent public accountants to be employed by the trust for the fiscal year ending July 31, 2002.

                                                 NUMBER OF SHARES
-----------------------------------------------------------------
For                                                   122,863.086
Against                                                      .000
Abstain                                                      .000

At a special meeting of shareholders of the MFS International ADR Fund, which was held on October 19, 2001, the following actions were taken:

ITEM 1. Trustees of the fund were elected as follows:

                                                              NUMBER OF SHARES
                                                      ------------------------
                                                                      WITHHOLD
NOMINEE                                                       FOR    AUTHORITY
------------------------------------------------------------------------------
Jeffrey L. Shames                                      30,000.000         .000
John W. Ballen                                         30,000.000         .000
Lawrence H. Cohn                                       30,000.000         .000
J. David Gibbons                                       30,000.000         .000
William R. Gutow                                       30,000.000         .000
J. Atwood Ives                                         30,000.000         .000
Abby M. O'Neill                                        30,000.000         .000
Lawrence T. Perera                                     30,000.000         .000
William J. Poorvu                                      30,000.000         .000
Arnold D. Scott                                        30,000.000         .000
J. Dale Sherratt                                       30,000.000         .000
Elaine R. Smith                                        30,000.000         .000
Ward Smith                                             30,000.000         .000

ITEM 2. The authorization of the Trustees to adopt an Amended and Restated Declaration of Trust.

                                                 NUMBER OF SHARES
-----------------------------------------------------------------
For                                                    30,000.000
Against                                                      .000
Abstain                                                      .000
Broker Non-votes                                             .000

ITEM 3. The amendment or removal of certain fundamental investment policies.

                                                 NUMBER OF SHARES
-----------------------------------------------------------------
For                                                    30,000.000
Against                                                      .000
Abstain                                                      .000
Broker Non-votes                                             .000

ITEM 4. The approval of a new investment advisory agreement with Massachusetts Financial Services Company.

                                                 NUMBER OF SHARES
-----------------------------------------------------------------
For                                                    30,000.000
Against                                                      .000
Abstain                                                      .000

ITEM 5. The ratification of the election of Deloitte & Touche LLP as the independent public accountants to be employed by the fund for the fiscal year ending July 31, 2002.

                                                 NUMBER OF SHARES
-----------------------------------------------------------------
For                                                    30,000.000
Against                                                      .000
Abstain                                                      .000

PORTFOLIO OF INVESTMENTS (Unaudited) - January 31, 2002

MFS EUROPEAN EQUITY FUND

Stocks - 96.1%
-------------------------------------------------------------------------------------------------------
ISSUER                                                                      SHARES                VALUE
-------------------------------------------------------------------------------------------------------
Foreign Stocks - 96.1%
  Belgium - 1.0%
    Dexia (Banks and Credit Cos.)*                                             445             $  6,309
-------------------------------------------------------------------------------------------------------
  Finland - 3.1%
    Nokia Corp., ADR (Cellular Phones)                                         835             $ 19,581
-------------------------------------------------------------------------------------------------------
  France - 15.7%
    April Group (Insurance)*                                                   320             $  4,949
    Aventis S.A. (Medical and Health Products)                                 350               24,253
    Carrefour S.A. (Supermarket)                                               270               13,223
    Clarins S.A. (Consumer Products and Services)                               57                3,103
    Generale de Sante (Medical and Health Technology Services)*                330                4,508
    Sanofi-Synthelabo S.A. (Medical and Health Products)                       335               22,393
    Technip S.A. (Construction)                                                115               13,774
    Total Fina Elf S.A., "B" (Oils)                                             95               13,297
                                                                                               --------
                                                                                               $ 99,500
-------------------------------------------------------------------------------------------------------
  Germany - 8.3%
    Beru AG (Automotive)                                                       100             $  5,232
    Bilfinger Berger AG (Construction)                                         160                3,231
    Celanese AG (Chemicals)                                                    240                4,596
    Deutsche Post AG (Transportation - Services)                               350                4,484
    Fresenius AG, Preferred (Medical Supplies)                                  38                2,873
    Fresenius Medical Care AG, Preferred (Medical Supplies)                    235                9,803
    Linde AG (Engineering)                                                     190                8,162
    Muenchener Rueckver AG (Financial Institutions)                             20                4,743
    Software AG (Computer Software - Services)                                 180                5,606
    Stada Arzneimittel AG (Medical and Health Products)                        100                3,506
                                                                                               --------
                                                                                               $ 52,236
-------------------------------------------------------------------------------------------------------
  Greece - 0.7%
    Cosmote Mobile Communications S.A. (Cellular Phones)                       470             $  4,652
-------------------------------------------------------------------------------------------------------
  Ireland - 2.4%
    Anglo Irish Bank Corp. PLC (Banks and Credit Cos.)*                      2,450             $  9,633
    Bank of Ireland (Banks and Credit Cos.)                                    590                5,551
                                                                                               --------
                                                                                               $ 15,184
-------------------------------------------------------------------------------------------------------
  Italy - 2.3%
    Assicurazioni Generali S.p.A. (Insurance)                                  310             $  8,057
    Snam Rete Gas S.p.A. (Gas)*                                              2,470                6,685
                                                                                               --------
                                                                                               $ 14,742
-------------------------------------------------------------------------------------------------------
  Netherlands - 13.8%
    Akzo Nobel N.V. (Chemicals)                                                240             $ 10,275
    Fugro N.V. (Engineering)*                                                  150                7,114
    Hunter Douglas N.V., ADR (Consumer Goods and Services)*                    183                4,945
    Jomed N.V. (Medical and Health Products)*                                  155                3,328
    Koninklijke KPN N.V. (Telecom - Wireline)                                1,490                7,105
    Koninklijke Philips Electronics N.V. (Electronics)                         292                7,923
    OPG Groep N.V. (Medical and Health Products)                               290                9,857
    PinkRoccade N.V. (Computer Software - Services)*                            45                  861
    Unilever N.V. (Consumer Goods and Services)                                240               13,424
    United Services Group N.V. (Business Services)*                            385                7,106
    VNU N.V. (Printing and Publishing)*                                        261                8,062
    Vodafone Libertel N.V. (Cellular Phones)*                                  841                7,226
                                                                                               --------
                                                                                               $ 87,226
-------------------------------------------------------------------------------------------------------
  Norway - 1.2%
    Tanberg ASA (Telecom - Wireline)*                                          660             $  7,758
-------------------------------------------------------------------------------------------------------
  Spain - 7.6%
    Altadis S.A. (Tobacco)                                                     200             $  3,213
    Banco Bilbao Vizcaya Argentaria S.A. (Banks and Credit Cos.)             1,200               13,610
    Compania de Distribucion Integral Logista S.A. (Printing
      and Publishing)                                                          350                4,872
    Iberdrola S.A. (Utilities - Electric)                                    1,215               14,406
    Telefonica S.A. (Telecom - Wireline)                                     1,025               12,021
                                                                                               --------
                                                                                               $ 48,122
-------------------------------------------------------------------------------------------------------
  Sweden - 2.0%
    Saab AB, "B" (Aerospace)                                                   902             $  9,137
    Securitas AB (Consumer Goods and Services)                                 190                3,564
                                                                                               --------
                                                                                               $ 12,701
-------------------------------------------------------------------------------------------------------
  Switzerland - 9.3%
    Converium Holding AG (Insurance)*                                          130             $  5,900
    Givaudan S.A. (Chemicals)                                                   15                4,739
    STMicroelectronics N.V. (Electronics)                                      310                9,575
    Swiss Reinsurance (Insurance)*                                              50                4,510
    Syngenta AG (Chemicals)                                                    450               24,168
    Synthes-Stratec, Inc. (Medical and Health Products)*##                      15                9,615
                                                                                               --------
                                                                                               $ 58,507
-------------------------------------------------------------------------------------------------------
  United Kingdom - 28.7%
    BP Amoco PLC (Oils)*                                                     1,541             $ 11,922
    British Sky Broadcasting Group PLC (Broadcasting)                          800                7,567
    CGNU PLC (Insurance)*                                                      620                7,230
    Diageo PLC (Food and Beverage Products)*                                 1,525               17,741
    GKN PLC (Industrial)                                                       800                3,080
    GlaxoSmithKline PLC (Medical and Health Products)                          720               17,169
    Johnson Service Group PLC (Business Services)                              810                3,888
    Lloyds TSB Group PLC (Banks and Credit Cos.)*                            1,200               12,825
    McCarthy & Stone PLC (Building)                                            220                  898
    National Grid Group PLC (Utilities - Electric)*                          1,280                8,114
    Next PLC (Retail)                                                        1,083               14,296
    Reckitt Benckiser PLC (Consumer Goods and Services)*                       410                5,997
    Reed International PLC (Printing and Publishing)                         1,870               15,352
    Royal Bank of Scotland PLC (Banks and Credit Cos.)*                        694               17,489
    Signet Group PLC (Retail)                                                2,000                2,936
    Taylor Nelson Sofres PLC (Advertising and Broadcasting)                    980                2,931
    Tesco PLC (Retail)*                                                      4,200               13,920
    Vodafone Group PLC (Telecom - Wireless)                                  8,382               18,017
                                                                                               --------
                                                                                               $181,372
-------------------------------------------------------------------------------------------------------
Total Stocks (Identified Cost, $607,924)                                                       $607,890
-------------------------------------------------------------------------------------------------------

Rights
-------------------------------------------------------------------------------------------------------
ISSUER                                                                      SHARES              VALUE
-------------------------------------------------------------------------------------------------------
    Telefonica S.A. (Telecom - Wireline)* (Identified Cost, $264)            1,025             $    238
-------------------------------------------------------------------------------------------------------

Short-Term Obligation - 2.4%
-------------------------------------------------------------------------------------------------------
                                                                  PRINCIPAL AMOUNT
                                                                     (000 OMITTED)
-------------------------------------------------------------------------------------------------------
    Gillette Co., due 2/01/02## at Amortized Cost                           $   15             $ 15,000
-------------------------------------------------------------------------------------------------------
Total Investments (Identified Cost, $623,188)                                                  $623,128

Other Assets, Less Liabilities - 1.5%                                                             9,755
-------------------------------------------------------------------------------------------------------
Net Assets - 100.0%                                                                            $632,883
-------------------------------------------------------------------------------------------------------

See portfolio footnotes and notes to financial statements.

PORTFOLIO OF INVESTMENTS (Unaudited) - January 31, 2002

MFS HIGH YIELD FUND

Bonds - 67.7%
-------------------------------------------------------------------------------------------------------
                                                                  PRINCIPAL AMOUNT
ISSUER                                                               (000 OMITTED)                VALUE
-------------------------------------------------------------------------------------------------------
U.S. Bonds - 62.9%
  Advertising & Broadcasting - 3.9%
    Emmis Communications Corp., 0s to 2006, 12.5s to 2011                   $   15           $   10,331
    Granite Broadcasting Corp., 10.375s, 2005                                   23               21,850
    LIN Holdings Corp. 0s to 2003, 10s to 2008                                  15               10,500
    Primedia, Inc., 8.875s, 2011                                                 5                4,513
    Radio One, Inc., 8.875s, 2011                                                5                5,187
                                                                                             ----------
                                                                                             $   52,381
-------------------------------------------------------------------------------------------------------
  Aerospace - 3.5%
    Alliant Techsystems, Inc., 8.5s, 2011                                   $   10           $   10,500
    K & F Industries, Inc., 9.25s, 2007                                         25               25,375
    L-3 Communications Corp., 8.5s, 2008                                        10               10,250
                                                                                             ----------
                                                                                             $   46,125
-------------------------------------------------------------------------------------------------------
  Automotive - 2.6%
    Advanced Accessory Systems LLC, 9.75s, 2007                             $   10           $    8,300
    Collins & Aikman Products Co., 10.75s, 2011##                               10               10,100
    Hayes Lemmerz International, Inc., 11.875s, 2006**##                        10                5,100
    Navistar International Corp., 9.375s, 2006                                  10               10,600
                                                                                             ----------
                                                                                             $   34,100
-------------------------------------------------------------------------------------------------------
  Building - 2.3%
    American Standard, Inc., 7.375s, 2008                                   $   10           $   10,150
    Building Materials Corp. of America, 8.625s, 2006                           10                8,212
    Formica Corp., 10.875s, 2009**                                              10                1,788
    MMI Products, Inc., 13s, 2007                                               10               10,000
                                                                                             ----------
                                                                                             $   30,150
-------------------------------------------------------------------------------------------------------
  Business Services - 1.0%
    General Binding Corp., 9.375s, 2008                                     $   10           $    8,500
    Unisys Corp., 8.125s, 2006                                                   5                5,038
                                                                                             ----------
                                                                                             $   13,538
-------------------------------------------------------------------------------------------------------
  Chemicals - 6.4%
    Huntsman ICI Holdings, 10.125s, 2009                                    $   25           $   23,000
    Lyondell Chemical Co., 10.875s, 2009                                        10                9,175
    Macdermid, Inc., 9.125s, 2011                                               10               10,300
    Noveon, Inc., 11s, 2011                                                     15               15,675
    Sovereign Specialty Chemicals, 11.875s, 2010                                20               19,300
    Sterling Chemicals, Inc., 12.375s, 2006**                                   10                8,200
                                                                                             ----------
                                                                                             $   85,650
-------------------------------------------------------------------------------------------------------
  Containers - 1.9%
    Huntsman Packaging Corp., 13s, 2010                                     $   20           $   20,300
    Plastipak Holdings, 10.75s, 2011##                                           5                5,350
                                                                                             ----------
                                                                                             $   25,650
-------------------------------------------------------------------------------------------------------
  Energy - Independent - 1.7%
    Belden & Blake Corp., 9.875s, 2007                                      $   15           $   12,600
    Chesapeake Energy Corp., 8.125s, 2011##                                     10                9,500
                                                                                             ----------
                                                                                             $   22,100
-------------------------------------------------------------------------------------------------------
  Food & Beverage Products - 0.8%
    Michael Foods, Inc., 11.75s, 2011                                       $   10           $   10,850
-------------------------------------------------------------------------------------------------------
  Forest & Paper Products - 3.9%
    Appleton Papers, Inc., 12.5s, 2008##                                    $   10           $    9,450
    Fibermark, Inc., 10.75s, 2011                                               10                8,300
    Gaylord Container Corp., 9.75s, 2007                                        10                8,700
    Riverwood International Corp., 10.875s, 2008                                25               25,812
                                                                                             ----------
                                                                                             $   52,262
-------------------------------------------------------------------------------------------------------
  Gaming - 6.3%
    Hollywood Park, Inc., 9.25s, 2007                                       $   25           $   21,500
    Host Marriott LP, 9.5s, 2007##                                              25               26,062
    MGM Grand, Inc., 9.75s, 2007                                                20               21,350
    Park Place Entertainment Corp., 8.875s, 2008                                10               10,350
    Station Casinos, Inc., 9.875s, 2010                                          5                5,225
                                                                                             ----------
                                                                                             $   84,487
-------------------------------------------------------------------------------------------------------
  Machinery - 1.6%
    Blount, Inc., 7s, 2005                                                  $    5           $    4,100
    Blount, Inc., 13s, 2009                                                     15                7,200
    Terex Corp., 10.375s, 2011                                                  10               10,600
                                                                                             ----------
                                                                                             $   21,900
-------------------------------------------------------------------------------------------------------
  Media - Cable - 7.3%
    Adelphia Communications Corp., 8.375s, 2008                             $   25           $   24,125
    Callahan Nordrhein Westfallen, 14s, 2010                                    25               11,750
    Charter Communications Holdings, 0s to 2004, 9.92s to 2011                  40               29,200
    Echostar Broadband Corp., 10.375s, 2007                                     10               10,650
    NTL Communications Corp., 0s to 2003, 12.375s to 2008                       35               11,025
    Panamsat Corp., 8.5s, 2012##                                                10                9,975
                                                                                             ----------
                                                                                             $   96,725
-------------------------------------------------------------------------------------------------------
  Medical & Health Technology Services - 0.4%
    Insight Health Services Corp., 9.875s, 2011##                           $    5           $    5,175
-------------------------------------------------------------------------------------------------------
  Metals & Minerals - 0.4%
    Compass Minerals Group, Inc., 10s, 2011##                               $    5           $    5,263
-------------------------------------------------------------------------------------------------------
  Natural Gas - Pipeline - 0.4%
    El Paso Energy Partners, 8.5s, 2011                                     $    5           $    5,125
-------------------------------------------------------------------------------------------------------
  Oil Services - 4.0%
    Dresser, Inc., 9.375s, 2011                                             $   10           $   10,200
    Gulfmark Offshore, Inc., 8.75s, 2008                                        10                9,550
    Mission Resources Corp., 10.875s, 2007                                      10                8,900
    Sesi LLC, 8.875s, 2011                                                      10                9,413
    Tesoro Petroleum Corp., 9s, 2008                                            10               10,125
    Westport Resources Corp., 8.25s, 2011##                                      5                5,081
                                                                                             ----------
                                                                                             $   53,269
-------------------------------------------------------------------------------------------------------
  Pollution Control - 1.1%
    Allied Waste North America, Inc., 7.625s, 2006                          $    5           $    4,888
    Allied Waste North America, Inc., 10s, 2009                                 10               10,150
                                                                                             ----------
                                                                                             $   15,038
-------------------------------------------------------------------------------------------------------
  Printing & Publishing - 0.4%
    Transwestern Publishing Co., 9.625s, 2007                               $    5           $    5,250
-------------------------------------------------------------------------------------------------------
  Retail - 3.0%
    Advance Stores, Inc., 10.25s, 2008##                                    $    5           $    5,206
    Duane Reade, Inc., 9.25s, 2008                                              25               25,125
    Gap, Inc., 8.8s, 2008##                                                     10                9,358
                                                                                             ----------
                                                                                             $   39,689
-------------------------------------------------------------------------------------------------------
  Steel - 1.8%
    Commonwealth Aluminum Corp., 10.75s, 2006                               $   25           $   24,562
-------------------------------------------------------------------------------------------------------
  Supermarket - 0.4%
    Fleming Cos., Inc., 10.625s, 2007##                                     $    5           $    4,725
    Jitney-Jungle Stores of America, Inc., 12s, 2006**                          25                   31
                                                                                             ----------
                                                                                             $    4,756
-------------------------------------------------------------------------------------------------------
  Telecom - Wireless - 4.9%
    American Tower Corp., 9.375s, 2009                                      $   10           $    6,950
    Centennial Cellular Operating Co., 10.75s, 2008                             25               16,500
    Crown Castle International Corp., 10.75s, 2011                              25               21,500
    McCaw International Ltd., 0s to 2002, 13s to 2007**                         35                2,975
    Spectrasite Holdings, Inc., 0s to 2004, 11.25s to 2009                      25                6,500
    Voicestream Wireless Corp., 10.375s, 2009                                   10               11,407
                                                                                             ----------
                                                                                             $   65,832
-------------------------------------------------------------------------------------------------------
  Telecom - Wireline - 2.3%
    Allegiance Telecommunications, Inc., 12.875s, 2008                      $   10           $    6,600
    Exodus Communications, Inc., 10.75s, 2009**                                 15                3,338
    ITC Deltacom, Inc., 9.75s, 2008                                             25                9,250
    Time Warner Telecommunications LLC, 9.75s, 2008                             15               11,250
    Worldwide Fiber, Inc., 12s, 2009**                                          25                   31
                                                                                             ----------
                                                                                             $   30,469
-------------------------------------------------------------------------------------------------------
  Utilities - Electric - 0.6%
    AES Corp., 8.875s, 2011                                                 $   10           $    8,600
-------------------------------------------------------------------------------------------------------
Total U.S. Bonds                                                                             $  838,946
-------------------------------------------------------------------------------------------------------
Foreign Bonds - 4.8%
  Belgium - 0.1%
    Hermes Europe Railtel B.V., 10.375s, 2009 (Telecom - Wireline)**        $   10           $      925
-------------------------------------------------------------------------------------------------------
  Canada - 2.2%
    Acetex Corp., 10.875s, 2009 (Chemicals)                                 $   10           $   10,100
    Canwest Media, Inc., 10.625s, 2011 (Advertising & Broadcasting)              5                5,413
    GT Group Telecom, Inc. 0s to 2005, 13.25s to 2010
      (Telecom - Wireline)                                                      25                3,250
    Luscar Coal Ltd., 9.75s, 2011 (Energy - Independent)##                       5                5,285
    Quebecor Media, Inc., 11.125s, 2011 (Advertising & Broadcasting)             5                5,437
                                                                                             ----------
                                                                                             $   29,485
-------------------------------------------------------------------------------------------------------
  Germany - 0.3%
    Messer Grieshiem Holding Ag, 10.375s, 2011 (Chemicals)
                                                                          EUR    5           $    4,511
-------------------------------------------------------------------------------------------------------
  Netherlands - 1.1%
    Versatel Telecom B.V., 13.25s, 2008 (Telecom - Wireline)                $   10           $    3,300
    Yell Finance B.V., 10.75s, 2011 (Printing & Publishing)                     10               10,600
                                                                                             ----------
                                                                                             $   13,900
-------------------------------------------------------------------------------------------------------
  Spain - 0.8%
    Ono Finance PLC, 13s, 2009 (Media - Cable)                              $   15           $   10,350
-------------------------------------------------------------------------------------------------------
  United Kingdom - 0.3%
    Manitowoc Co., Inc., 10.375s, 2011 (Machinery)
                                                                         EUR     5           $    4,425
-------------------------------------------------------------------------------------------------------
Total Foreign Bonds                                                                          $   63,596
-------------------------------------------------------------------------------------------------------
Total Bonds (Identified Cost, $1,117,220)                                                    $  902,542
-------------------------------------------------------------------------------------------------------

Stocks - 25.0%
-------------------------------------------------------------------------------------------------------
                                                                            SHARES
-------------------------------------------------------------------------------------------------------
U.S. Stocks - 21.9%
  Automotive - 1.4%
    Visteon Corp.                                                            1,370           $   18,221
-------------------------------------------------------------------------------------------------------
  Business Machines - 1.2%
    Motorola, Inc.                                                           1,190           $   15,839
-------------------------------------------------------------------------------------------------------
  Computer Software - 2.2%
    VeriSign, Inc.*                                                            950           $   29,317
-------------------------------------------------------------------------------------------------------
  Conglomerates - 1.0%
    Tyco International Ltd.                                                    400           $   14,060
-------------------------------------------------------------------------------------------------------
  Containers - 3.8%
    Owens Illinois, Inc.*                                                    3,930           $   50,461
-------------------------------------------------------------------------------------------------------
  Insurance - 1.4%
    Hartford Financial Services Group, Inc.                                    280           $   18,533
-------------------------------------------------------------------------------------------------------
  Machinery - 1.0%
    Deere & Co.                                                                300           $   13,191
-------------------------------------------------------------------------------------------------------
  Metals & Minerals - 1.2%
    Alcoa, Inc.                                                                460           $   16,491
-------------------------------------------------------------------------------------------------------
  Oil Services - 2.5%
    BJ Services Co.*                                                           280           $    8,680
    Cooper Cameron Corp.*                                                      180                7,656
    Noble Drilling Corp.*                                                      170                5,435
    Oil States International, Inc.                                           1,510               11,325
                                                                                             ----------
                                                                                             $   33,096
-------------------------------------------------------------------------------------------------------
  Oils - 1.7%
    Devon Energy Corp.                                                         610           $   22,704
-------------------------------------------------------------------------------------------------------
  Supermarket - 1.0%
    Kroger Co.*                                                                660           $   13,596
-------------------------------------------------------------------------------------------------------
  Telecom - Wireline - 1.4%
    AT&T Wireless Services, Inc.*                                            1,300           $   14,950
    CIENA Corp.*                                                               300                3,810
                                                                                             ----------
                                                                                             $   18,760
-------------------------------------------------------------------------------------------------------
  Utilities - Electric - 2.1%
    Calpine Corp.*                                                           2,500           $   28,000
-------------------------------------------------------------------------------------------------------
Total U.S. Stocks                                                                            $  292,269
-------------------------------------------------------------------------------------------------------
Foreign Stocks - 3.1%
  Brazil - 2.1%
    Aracruz Celulose S.A. (Forest and Paper Products)                        1,535           $   26,939
-------------------------------------------------------------------------------------------------------
  Ireland - 1.0%
    Jefferson Smurfit Group PLC, ADR (Special Products & Services)             640           $   13,440
-------------------------------------------------------------------------------------------------------
Total Foreign Stocks                                                                         $   40,379
-------------------------------------------------------------------------------------------------------
Total Stocks (Identified Cost, $307,253)                                                     $  332,648
-------------------------------------------------------------------------------------------------------

Warrants
-------------------------------------------------------------------------------------------------------
    GT Group Telecom, Inc.                                                      25           $      100
    Pliant Corp.##                                                              20                   30
-------------------------------------------------------------------------------------------------------
Total Warrants (Identified Cost, $2,159)                                                     $      130
-------------------------------------------------------------------------------------------------------

Short-Term Obligations - 3.8%
-------------------------------------------------------------------------------------------------------
                                                                  PRINCIPAL AMOUNT
                                                                     (000 OMITTED)
-------------------------------------------------------------------------------------------------------
    American General Corp., due 2/01/02                                     $    2           $    2,000
    Edison Asset Securitization LLC, due 2/01/02                                26               26,000
    General Electric Capital Corp., due 2/01/02                                 17               17,000
    Gillette Co., due 2/01/02                                                    6                6,000
-------------------------------------------------------------------------------------------------------
Total Short-Term Obligations, at Amortized Cost                                              $   51,000
-------------------------------------------------------------------------------------------------------

Repurchase Agreement - 1.5%
-------------------------------------------------------------------------------------------------------
    Morgan Stanley, dated 1/31/02, due 2/01/02, total to
      be received $20,001 (secured by various U.S.
      Treasury and Federal Agency obligations in a jointly
      traded account), at Cost                                              $   20           $   20,000
-------------------------------------------------------------------------------------------------------
Total Investments (Identified Cost, $1,497,632)                                              $1,306,320

Other Assets, Less Liabilities - 2.0%                                                            26,855
-------------------------------------------------------------------------------------------------------
Net Assets - 100.0%                                                                          $1,333,175
-------------------------------------------------------------------------------------------------------

See portfolio footnotes and notes to financial statements.

PORTFOLIO OF INVESTMENTS (Unaudited) - January 31, 2002

MFS INCOME FUND

Bonds - 84.5%
-------------------------------------------------------------------------------------------------------
                                                                  PRINCIPAL AMOUNT
ISSUER                                                               (000 OMITTED)                VALUE
-------------------------------------------------------------------------------------------------------
U.S. Bonds - 83.4%
  Advertising & Broadcasting - 8.6%
    Chancellor Media Corp., 8s, 2008                                          $ 25           $   26,500
    Echostar DBS Corp., 9.375s, 2009                                            25               26,000
    Emmis Communications Corp., 8.125s, 2009                                    10               10,125
    Lin Television Corp., 8s, 2008##                                            10               10,200
    Paxson Communications Corp., 10.75s, 2008##                                  5                5,275
    Radio One, Inc., 8.875s, 2011##                                              5                5,188
    Young Broadcasting, Inc., 8.75s, 2007                                        5                4,500
    Young Broadcasting, Inc., 8.5s, 2008                                         5                5,131
                                                                                             ----------
                                                                                             $   92,919
-------------------------------------------------------------------------------------------------------
  Aerospace - 2.8%
    Alliant Techsystems, Inc., 8.5s, 2011                                     $  5           $    5,250
    K & F Industries, Inc., 9.25s, 2007                                         25               25,375
                                                                                             ----------
                                                                                             $   30,625
-------------------------------------------------------------------------------------------------------
  Automotive - 0.5%
    Lear Corp., 8.11s, 2009                                                   $  5           $    5,116
-------------------------------------------------------------------------------------------------------
  Biotechnology - 0.5%
    Alliance Imaging, Inc., 10.375s, 2011                                     $  5           $    5,275
-------------------------------------------------------------------------------------------------------
  Building - 3.5%
    American Standard, Inc., 7.375s, 2008                                     $ 15           $   15,225
    American Standard, Inc., 7.625s, 2010                                        5                5,125
    Building Materials Corp., 8s, 2007                                          10                7,625
    MMI Products, Inc., 11.25s, 2007                                             5                4,750
    Nortek, Inc., 9.25s, 2007                                                    5                5,100
                                                                                             ----------
                                                                                             $   37,825
-------------------------------------------------------------------------------------------------------
  Business Services - 2.3%
    Iron Mountain, Inc., 8.75s, 2009                                          $ 10           $   10,425
    United Stationers Supply Co., 8.375s, 2008                                  10               10,088
    Williams Scotsman, Inc., 9.875s, 2007                                        5                4,950
                                                                                             ----------
                                                                                             $   25,463
-------------------------------------------------------------------------------------------------------
  Chemicals - 1.4%
    Lyondell Chemical Co., 9.625s, 2007                                       $ 10           $    9,975
    Macdermid, Inc., 9.125s, 2011                                                5                5,150
                                                                                             ----------
                                                                                             $   15,125
-------------------------------------------------------------------------------------------------------
  Coal - 1.8%
    P&L Coal Holdings Corp., 8.875s, 2008                                     $ 18           $   19,080
-------------------------------------------------------------------------------------------------------
  Construction - 0.9%
    D R Horton, Inc., 8s, 2009                                                $ 10           $   10,125
-------------------------------------------------------------------------------------------------------
  Consumer Goods & Services - 2.3%
    Interface, Inc., 10.375s, 2010                                            $  5           $    5,181
    Kindercare Learning Centers, Inc., 9.5s, 2009                               10                9,700
    Sealy Mattress Co., 9.875s, 2007                                             5                5,100
    Simmons Co., 10.25s, 2009                                                    5                5,100
                                                                                             ----------
                                                                                             $   25,081
-------------------------------------------------------------------------------------------------------
  Containers - 3.9%
    Ball Corp., 8.25s, 2008                                                   $ 25           $   26,281
    Plastipak Holdings, 10.75s, 2011##                                           5                5,350
    Silgan Holdings, Inc., 9s, 2009                                             10               10,375
                                                                                             ----------
                                                                                             $   42,006
-------------------------------------------------------------------------------------------------------
  Defense Electronics - 0.9%
    MOOG, Inc., 10s, 2006                                                     $ 10           $   10,200
-------------------------------------------------------------------------------------------------------
  Energy - Independent - 3.4%
    Chesapeake Energy Corp., 8.125s, 2011##                                   $ 10           $    9,500
    Luscar Coal Ltd., 9.75s, 2011##                                              5                5,285
    Ocean Energy, Inc., 8.875s, 2007                                            10               10,507
    Pioneer Natural Resources Co., 9.625s, 2010                                 10               11,100
                                                                                             ----------
                                                                                             $   36,392
-------------------------------------------------------------------------------------------------------
  Entertainment - 0.5%
    Regal Cinemas Corp., 9.375s, 2012                                         $  5           $    5,075
-------------------------------------------------------------------------------------------------------
  Financial Institutions - 0.5%
    Willis Corroon Corp., 9s, 2009                                            $  5           $    5,175
-------------------------------------------------------------------------------------------------------
  Food & Beverage Products - 0.5%
    Michael Foods Acquisition Corp., 11.75s, 2011                             $  5           $    5,425
-------------------------------------------------------------------------------------------------------
  Forest & Paper Products - 3.5%
    Buckeye Cellulose Corp., 8.5s, 2005                                       $ 25           $   23,500
    Fibermark, Inc., 10.75s, 2011                                                5                4,150
    Riverwood International Corp., 10.625s, 2007                                10               10,575
                                                                                             ----------
                                                                                             $   38,225
-------------------------------------------------------------------------------------------------------
  Gaming - 5.2%
    Aztar Corp., 8.875s, 2007                                                 $ 10           $   10,275
    HMH Properties, Inc., 8.45s, 2008                                            5                4,875
    MGM Mirage, 8.375s, 2011                                                    15               15,169
    Park Place Entertainment Corp., 8.875s, 2008                                25               25,875
                                                                                             ----------
                                                                                             $   56,194
-------------------------------------------------------------------------------------------------------
  Machinery - 1.8%
    Agco Corp., 9.5s, 2008                                                    $  5           $    5,287
    Manitowoc Co., 10.375s, 2011                                                 5                4,425
    Terex Corp., 8.875s, 2008                                                    5                5,050
    Terex Corp., 10.375s, 2011                                                   5                5,300
                                                                                             ----------
                                                                                             $   20,062
-------------------------------------------------------------------------------------------------------
  Media - Cable - 10.7%
    Century Communications Corp., 9.5s, 2005##                                $ 25           $   24,875
    Charter Communications Holdings, 8.25s, 2007                                25               24,000
    CSC Holdings, Inc., 8.125s, 2009                                            25               25,334
    Insight Midwest, 9.75s, 2009##                                              25               26,062
    Mediacom Broadband LLC, 11s, 2013##                                         10               11,000
    Panamsat Corp., 8.5s, 2012                                                   5                4,988
                                                                                             ----------
                                                                                             $  116,259
-------------------------------------------------------------------------------------------------------
  Medical & Health Technology Services - 5.8%
    Fresenius Medical Care Capital Trust, 7.875s, 2008                        $ 10           $   10,000
    HCA - The Healthcare Co., 8.75s, 2010                                       10               10,950
    Insight Health Services Corp., 9.875s, 2011                                  5                5,175
    Tenet Healthcare Corp., 8.125s, 2008                                        25               26,714
    Triad Hospitals, Inc., 8.75s, 2009                                          10               10,675
                                                                                             ----------
                                                                                             $   63,514
-------------------------------------------------------------------------------------------------------
  Metals & Minerals - 1.4%
    Century Aluminum Co., 11.75s, 2008                                        $ 10           $   10,400
    Compass Minerals Group, Inc., 10s, 2011                                      5                5,263
                                                                                             ----------
                                                                                             $   15,663
-------------------------------------------------------------------------------------------------------
  Oil Services - 3.3%
    Dresser, Inc., 9.375s, 2011##                                             $  5           $    5,100
    Gulfmark Offshore, Inc., 8.75s, 2008                                        10                9,550
    Tesoro Petroleum Corp., 9s, 2008                                             5                5,063
    Triton Energy Ltd., 8.875s, 2007                                            10               11,000
    Westport Resources Corp., 8.25s, 2011                                        5                5,081
                                                                                             ----------
                                                                                             $   35,794
-------------------------------------------------------------------------------------------------------
  Pollution Control - 1.8%
    Allied Waste North America, Inc., 7.625s, 2006                            $ 20           $   19,550
-------------------------------------------------------------------------------------------------------
  Printing & Publishing - 3.5%
    Hollinger International Publishing, 9.25s, 2007                           $  5           $    5,087
    Primedia, Inc., 7.625s, 2008                                                25               22,000
    Transwestern Publishing Co., 9.625s, 2007##                                 10               10,500
                                                                                             ----------
                                                                                             $   37,587
-------------------------------------------------------------------------------------------------------
  Restaurants & Lodging - 2.9%
    Boyd Gaming Corp., 9.5s, 2007                                             $  5           $    5,100
    MGM Grand, Inc., 9.75s, 2007                                                10               10,675
    Station Casinos, Inc., 8.375s, 2008                                          5                5,113
    Station Casinos, Inc., 9.875s, 2010                                         10               10,450
                                                                                             ----------
                                                                                             $   31,338
-------------------------------------------------------------------------------------------------------
  Retail - 0.4%
    Finlay Fine Jewelry Corp., 8.375s, 2008                                   $  5           $    4,588
-------------------------------------------------------------------------------------------------------
  Steel - 0.5%
    AK Steel Holdings Corp., 9.125s, 2006                                     $  5           $    5,100
-------------------------------------------------------------------------------------------------------
  Supermarket - 0.9%
    Pathmark Stores, Inc., 8.75s, 2012                                        $  5           $    5,087
    Southland Corp., 5s, 2003                                                    5                4,790
                                                                                             ----------
                                                                                             $    9,877
-------------------------------------------------------------------------------------------------------
  Technology - 0.9%
    Unisystem Corp., 7.875s, 2008                                             $ 10           $    9,850
-------------------------------------------------------------------------------------------------------
  Telecom - Wireless - 4.2%
    American Tower Corp., 9.375s, 2009##                                      $  5           $    3,475
    Crown Castle International Corp., 10.75s, 2011                              10                8,600
    Nextel Communications, 9.5s, 2011                                           15               10,500
    Telecorp PCS, Inc., 10.625s, 2010                                           10               11,400
    Voicestream Wireless Corp., 10.375s, 2009                                   10               11,407
                                                                                             ----------
                                                                                             $   45,382
-------------------------------------------------------------------------------------------------------
  Telecom - Wireline - 1.0%
    Time Warner Telecommunications LLC, 9.75s, 2008                           $ 15           $   11,250
-------------------------------------------------------------------------------------------------------
  Utilities - Electric - 0.8%
    AES Corp., 8.875s, 2011                                                   $ 10           $    8,600
-------------------------------------------------------------------------------------------------------
  Utilities - Gas - 0.5%
    Amerigas Partners, 8.875s, 2011##                                         $  5           $    5,100
-------------------------------------------------------------------------------------------------------
Total U.S. Bonds                                                                             $  904,840
-------------------------------------------------------------------------------------------------------
Foreign Bonds - 1.1%
  Singapore - 0.5%
    Flextronics International Ltd., 9.875s, 2010 (Electronics)                $  5           $    5,400
-------------------------------------------------------------------------------------------------------
  United Kingdom - 0.6%
    Telewest Communications PLC, 9.625s, 2006 (Media - Cable)                 $ 10           $    6,750
-------------------------------------------------------------------------------------------------------
Total Foreign Bonds                                                                          $   12,150
-------------------------------------------------------------------------------------------------------
Total Bonds (Identified Cost, $901,721)                                                      $  916,990
-------------------------------------------------------------------------------------------------------

Short-Term Obligations - 7.9%
-------------------------------------------------------------------------------------------------------
    American General Corp., due 2/01/02                                       $  2           $    2,000
    Edison Asset Securitization LLC, due 2/01/02                                21               21,000
    General Electric Capital Corp., due 2/01/02                                 20               20,000
    Gillette Co., due 2/01/02                                                   43               43,000
-------------------------------------------------------------------------------------------------------
Total Short-Term Obligations, at Amortized Cost                                              $   86,000
-------------------------------------------------------------------------------------------------------

Repurchase Agreement - 5.9%
-------------------------------------------------------------------------------------------------------
    Morgan Stanley, dated 1/31/02, due 2/01/02, total to
      be recieved $64,003 (secured by various U.S.
      Treasury and Federal Agency obligations in a jointly
      traded account), at Cost                                                $ 64           $   64,000
-------------------------------------------------------------------------------------------------------
Total Investments (Identified Cost, $1,051,721)                                              $1,066,990

Other Assets, Less Liabilities - 1.7%                                                            18,900
-------------------------------------------------------------------------------------------------------
Net Assets - 100.0%                                                                          $1,085,890
-------------------------------------------------------------------------------------------------------

See portfolio footnotes and notes to financial statements.

PORTFOLIO OF INVESTMENTS (Unaudited) - January 31, 2002

MFS INTERNATIONAL ADR FUND

Stocks - 95.2%
-------------------------------------------------------------------------------------------------------
ISSUER                                                                      SHARES              VALUE
-------------------------------------------------------------------------------------------------------
Foreign Stocks - 95.2%
  Australia - 1.6%
    Tabcorp Holdings Ltd. (Gaming)                                              74             $  3,784
-------------------------------------------------------------------------------------------------------
  Brazil - 1.1%
    Aracruz Celulose S.A. (Forest and Paper Products)                          150             $  2,632
-------------------------------------------------------------------------------------------------------
  Canada - 4.4%
    Manulife Financial Corp. (Insurance)                                       300             $  7,641
    Talisman Energy, Inc. (Oils)                                                75                2,689
                                                                                               --------
                                                                                               $ 10,330
-------------------------------------------------------------------------------------------------------
  Finland - 3.3%
    Nokia Corp., ADR (Telecommunications)                                      330             $  7,738
-------------------------------------------------------------------------------------------------------
  France - 13.9%
    Aventis (Pharmaceuticals)                                                  140             $  9,799
    STMicroelectronics N.V. (Electronics)                                      190                5,949
    Technip Coflexip (Construction Services)*                                  197                5,911
    Total Fina S.A., (Oils)                                                    104                7,317
    Vivendi Environnement (Water)*                                             100                3,350
                                                                                               --------
                                                                                               $ 32,326
-------------------------------------------------------------------------------------------------------
  Germany - 4.3%
    Allianz AG (Insurance)                                                     130             $  2,938
    Celanese AG (Chemicals)                                                     80                1,536
    Fresenius Medical Care AG (Medical Supplies)                               395                5,442
                                                                                               --------
                                                                                               $  9,916
-------------------------------------------------------------------------------------------------------
  Ireland - 2.0%
    Bank of Ireland (Bank and Credit Cos.)                                     125             $  4,725
-------------------------------------------------------------------------------------------------------
  Italy - 1.1%
    ENI S.p.A, ADR (Oils)                                                       40             $  2,616
-------------------------------------------------------------------------------------------------------
  Japan - 10.6%
    Canon, Inc. (Special Products and Services)                                170             $  5,637
    Honda Motor Co., Ltd. (Automotive)                                         340                6,882
    NTT DoCoMo, Inc. (Telecommunications)                                       20                1,047
    Secom Co., Ltd. (Security Services)                                         40                3,624
    Sega Corp. (Consumer Goods and Services)*                                  720                3,223
    Shiseido Ltd. (Consumer Goods and Services)                                510                4,300
                                                                                               --------
                                                                                               $ 24,713
-------------------------------------------------------------------------------------------------------
  Netherlands - 9.4%
    Akzo Nobel N. V. (Chemicals)                                               106             $  4,593
    Koninklijke (Royal) Philips Electronics N. V. (Electronics)                170                4,650
    Royal KPN N.V. (Telecommunications)                                        500                2,400
    Unilever N.V. (Consumer Products)                                          110                6,197
    VNU N.V. (Publishing)                                                      131                4,054
                                                                                               --------
                                                                                               $ 21,894
-------------------------------------------------------------------------------------------------------
  Singapore - 1.5%
    United Overseas Bank Ltd. (Banks and Credit Cos.)                          215             $  3,489
-------------------------------------------------------------------------------------------------------
  South Korea - 3.2%
    Korea Telecom Corp. (Telecommunications)                                   160             $  3,141
    SK Telecom Ltd., ADR (Telecommunications)                                  200                4,384
                                                                                               --------
                                                                                               $  7,525
-------------------------------------------------------------------------------------------------------
  Spain - 5.3%
    Banco Bilbao Vizcaya (Banks and Credit Cos.)                               400             $  4,596
    Empresa Nacional de Electricidad S.A., ADR (Utilities - Electric)          290                4,234
    Telefonica de Espana S.A. (Telecommunications)                              98                3,481
                                                                                               --------
                                                                                               $ 12,311
-------------------------------------------------------------------------------------------------------
  Switzerland - 7.2%
    Converium Holding AG (Insurance)*                                          115             $  2,633
    Swiss Reinsurance Co. (Insurance)                                           40                3,622
    Syngenta AG (Chemicals)*                                                   950               10,450
                                                                                               --------
                                                                                               $ 16,705
-------------------------------------------------------------------------------------------------------
  United Kingdom - 26.3%
    BP Amoco PLC (Oils)                                                        145             $  6,774
    British Sky Broadcast Group PLC (Broadcasting)*                             51                2,984
    Cadbury Schweppes (Food and Beverage Products)                              85                2,112
    Diageo PLC (Food and Beverage Products)                                    193                9,044
    GlaxoSmithKline PLC, ADR (Medical and Health Products)                     160                7,715
    Lloyds TSB Group PLC (Banks and Credit Cos.)                               148                6,431
    National Grid Group PLC (Utilities - Electric)                             161                5,097
    Reed International PLC (Publishing)                                        210                6,817
    Tesco PLC (Food and Beverage Products)                                     560                5,568
    Vodafone Group PLC (Telecommunications)                                    400                8,680
                                                                                               --------
                                                                                               $ 61,222
-------------------------------------------------------------------------------------------------------
Total Stocks (Identified Cost, $231,697)                                                       $221,926
-------------------------------------------------------------------------------------------------------

Short-Term Obligation - 3.9%
-------------------------------------------------------------------------------------------------------
                                                                  PRINCIPAL AMOUNT
                                                                     (000 OMITTED)
-------------------------------------------------------------------------------------------------------
    Gillette Co., due 2/01/02, at Amortized Cost                            $    9             $  9,000
-------------------------------------------------------------------------------------------------------
Total Investments (Identified Cost, $240,697)                                                  $230,926

Other Assets, Less Liabilities - 0.9%                                                             2,040
-------------------------------------------------------------------------------------------------------
Net Assets - 100.0%                                                                            $232,966
-------------------------------------------------------------------------------------------------------

Portfolio Footnotes:

 * Non-income producing security.
** Non-income producing security - in default.
## SEC Rule 144A restriction.

An abbreviation has been used throughout this report to indicate amounts shown in currencies other than the U.S. Dollar. The abbreviation is shown below.

    EUR = Euro

See notes to financial statements.

FINANCIAL STATEMENTS

Statements of Assets and Liabilities (Unaudited)
----------------------------------------------------------------------------------------------------------------------------
                                                    EUROPEAN
                                                      EQUITY            HIGH YIELD                INCOME       INTERNATIONAL
JANUARY 31, 2002                                        FUND                  FUND                  FUND            ADR FUND
----------------------------------------------------------------------------------------------------------------------------
Assets:
 Investments -
  Identified cost                                  $ 623,188            $1,497,632            $1,051,721            $240,697
  Unrealized appreciation (depreciation)                 (60)             (191,312)               15,269              (9,771)
                                                   ---------            ----------            ----------            --------
      Total investments, at value                  $ 623,128            $1,306,320            $1,066,990            $230,926
  Cash                                                   249                    61                   101                 728
  Foreign currency, at value (identified
    cost, $5,916, $488, $236, and $0,
    respectively)                                      5,823                   472                   230                --
  Net receivable for forward foreign currency
    exchange contracts closed or subject to
    master netting agreements                           --                     265                   133                --
  Receivable for investments sold                     12,558                27,714                  --                 2,168
  Interest and dividends receivable                      561                23,695                23,436                 202
                                                   ---------            ----------            ----------            --------
      Total assets                                 $ 642,319            $1,358,527            $1,090,890            $234,024
                                                   ---------            ----------            ----------            --------
Liabilities:
  Distributions payable                            $    --              $        3            $     --              $   --
  Payable for investments purchased                    9,419                25,349                 5,000               1,050
  Payable to affiliates -
    Management fee                                        13                  --                    --                     6
    Reimbursement fee                                      4                  --                    --                     2
                                                   ---------            ----------            ----------            --------
    Total liabilities                              $   9,436            $   25,352            $    5,000            $  1,058
                                                   ---------            ----------            ----------            --------
Net assets                                         $ 632,883            $1,333,175            $1,085,890            $232,966
                                                   =========            ==========            ==========            ========
Net assets consist of:
  Paid-in capital                                  $ 755,521            $1,619,236            $1,251,505            $301,429
  Unrealized appreciation (depreciation) on
    investments and translation of assets and
    liabilities in foreign currencies                   (195)             (191,069)               15,392              (9,771)
  Accumulated net realized loss on
    investments and foreign currency
    transactions                                    (121,778)              (86,337)             (178,105)            (58,185)
  Accumulated distributions in excess of net
    investment income                                   (665)               (8,655)               (2,902)               (507)
                                                   ---------            ----------            ----------            --------
    Total                                          $ 632,883            $1,333,175            $1,085,890            $232,966
                                                   =========            ==========            ==========            ========
Shares of beneficial interest outstanding:
  Class A                                             69,930               169,127               126,917              30,176
  Class I                                              9,381                    20                    20                --
                                                   ---------            ----------            ----------            --------
    Total shares of beneficial interest
outstanding                                           79,311               169,147               126,937              30,176
                                                   ---------            ----------            ----------            --------
Net assets:
  Class A                                          $ 557,667            $1,333,016            $1,085,721            $232,966
  Class I                                             75,216                158.57                168.54                --
                                                   ---------            ----------            ----------            --------
    Total net assets                               $ 632,883            $1,333,175            $1,085,890            $232,966
                                                   =========            ==========            ==========            ========
Class A shares:
  Net asset value per share
    (net assets / shares of beneficial
   interest outstanding)                             $7.97                $7.88                 $8.55                $7.72
                                                     =====                =====                 =====                =====
  Offering price per share for European
    Equity Fund and International ADR Fund
    (100 / 94.25 of net asset value per
    share) and for High Yield Fund and Income
    Fund (100 / 95.25 of net asset value per
    share)                                           $8.46                $8.27                 $8.98                $8.19
                                                     =====                =====                 =====                =====
Class I shares:
  Net asset value, offering price, and redemption price per share
   (net assets / shares of beneficial
    interest outstanding)                            $8.02                $7.93                 $8.43                $ --
                                                     =====                =====                 =====                =====

On sales of $50,000, $100,000, $100,000, and $50,000, respectively, the offering price of Class A shares is reduced.
A contingent deferred sales charge may be imposed on redemptions of Class A shares.

See notes to financial statements.

Statements of Operations (Unaudited)
-----------------------------------------------------------------------------------------------------------------------------
                                                     EUROPEAN
                                                       EQUITY           HIGH YIELD                INCOME        INTERNATIONAL
SIX MONTHS ENDED JANUARY 31, 2002                        FUND                 FUND                  FUND             ADR FUND
-----------------------------------------------------------------------------------------------------------------------------
Net investment income (loss):
  Income -
    Interest                                       $     314            $   54,369            $   47,526            $    124
    Dividends                                          2,497                   886                  --                 1,093
    Foreign taxes withheld                              (389)                 --                    --                  (197)
                                                   ---------            ----------            ----------            --------
      Total investment income                      $   2,422            $   55,255            $   47,526            $  1,020
                                                   ---------            ----------            ----------            --------
  Expenses -
    Management fee                                 $   2,218            $    3,719            $    3,280            $  1,208
    Shareholder servicing agent fee                      296                   620                   547                 121
    Distribution and service fee (Class A)              --                    --                    --                   423
    Administrative fee                                    15                    32                    26                   6
    Custodian fee                                      3,673                   563                 1,064                 792
    Printing                                           7,875                  --                     556               1,568
    Postage                                                3                  --                    --                  --
    Auditing fees                                     11,496                12,550                 9,850              10,700
    Legal fees                                         7,971                10,916                 8,335               8,713
    Registration fees                                  2,000                  --                   1,000               2,000
    Miscellaneous                                      1,724                 1,660                 2,279                 475
                                                   ---------            ----------            ----------            --------
      Total expenses                               $  37,271            $   30,060            $   26,937            $ 26,006
    Fees paid indirectly                             (12,839)                   (6)                 (181)                (39)
    Reduction of expenses by investment adviser      (21,475)              (30,054)              (26,756)            (24,456)
                                                   ---------            ----------            ----------            --------
      Net expenses                                 $   2,957            $     --              $     --              $  1,511
                                                   ---------            ----------            ----------            --------
        Net investment income (loss)               $    (535)           $   55,255            $   47,526            $   (491)
                                                   ---------            ----------            ----------            --------
Realized and unrealized gain (loss) on investments:
  Realized loss (identified cost basis) -
    Investment transactions                        $ (45,511)           $  (59,586)           $  (97,478)           $(40,286)
    Foreign currency transactions                       (203)                 (411)                 (213)                 (1)
                                                   ---------            ----------            ----------            --------
      Net realized loss on investments and
        foreign currency transactions              $ (45,714)           $  (59,997)           $  (97,691)           $(40,287)
                                                   ---------            ----------            ----------            --------
  Change in unrealized appreciation (depreciation)
    Investments                                    $  12,873            $    4,388            $   58,666            $ 16,357
    Translation of assets and liabilities in
      foreign currencies                                (165)                  494                   248                --
                                                   ---------            ----------            ----------            --------
      Net unrealized gain on investments and
        foreign currency translation               $  12,708            $    4,882            $   58,914            $ 16,357
                                                   ---------            ----------            ----------            --------
        Net realized and unrealized loss on
          investments and foreign currency         $ (33,006)           $  (55,115)           $  (38,777)           $(23,930)
                                                   ---------            ----------            ----------            --------
          Increase (decrease) in net assets
            from operations                        $ (33,541)           $      140            $    8,749            $(24,421)
                                                   =========            ==========            ==========            ========
See notes to financial statements.

Statements of Changes in Net Assets
-----------------------------------------------------------------------------------------------------------------------------
                                                EUROPEAN EQUITY FUND                            HIGH YIELD FUND
                                       ---------------------------------------       ----------------------------------------
                                       SIX MONTHS ENDED             YEAR ENDED         SIX MONTHS ENDED            YEAR ENDED
                                       JANUARY 31, 2002          JULY 31, 2001         JANUARY 31, 2002         JULY 31, 2001
                                            (UNAUDITED)                                     (UNAUDITED)
-----------------------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets:
From operations -
  Net investment income (loss)                     $    (535)           $    3,612            $   55,255          $  108,792
  Net realized gain (loss) on
    investments and foreign currency
    transactions                                     (45,714)              (75,544)              (59,997)             39,293
  Net unrealized gain (loss) on
    investments and foreign currency
    translation                                       12,708               (41,282)                4,882            (169,776)
                                                   ---------            ----------            ----------          ----------
      Increase (decrease) in net assets
        from operations                            $ (33,541)           $ (113,214)           $      140          $  (21,691)
                                                   ---------            ----------            ----------          ----------
Distributions declared to shareholders -
  From net investment income (Class A)             $  (2,842)           $   (4,126)           $  (58,323)         $ (108,776)
  From net investment income (Class I)                  (294)                   (1)                   (8)                (16)
  From net realized gain on investments
    and foreign currency transactions
    (Class A)                                           --                (135,571)              (40,380)            (70,920)
  From net realized gain on investments
    and foreign currency transactions
    (Class I)                                           --                     (53)                   (5)                (12)
  In excess of net investment income
    (Class A)                                           --                    --                    --                (4,849)
  In excess of net investment income
    (Class I)                                           --                    --                    --                    (1)
  In excess of net realized gain on
    investments and foreign currency
    transactions (Class A)                              --                  (1,074)                 --                  --
  In excess of net realized gain on
    investments and foreign currency
    transactions (Class I)                              --                      (0)+                --                  --
                                                   ---------            ----------            ----------          ----------
      Total distributions declared to
        shareholders                               $  (3,136)           $ (140,825)           $  (98,716)         $ (184,574)
                                                   ---------            ----------            ----------          ----------
Net increase in net assets from fund
  share transactions                               $  79,493            $  166,716            $  149,141          $   19,920
                                                   ---------            ----------            ----------          ----------
      Total increase (decrease) in net
        assets                                     $  42,816            $  (87,323)           $   50,565          $ (186,345)
Net assets:
  At beginning of period                             590,067               677,390             1,282,610           1,468,955
                                                   ---------            ----------            ----------          ----------
  At end of period                                 $ 632,883            $  590,067            $1,333,175          $1,282,610
                                                   ---------            ----------            ----------          ----------
Accumulated undistributed (distributions
  in excess of) net investment income
  included in net assets at end of
  period                                           $    (665)           $    3,006            $   (8,655)         $   (5,579)
                                                   =========            ==========            ==========          ==========
+ Amount was less than $1.

See notes to financial statements.

Statements of Changes in Net Assets - continued
-----------------------------------------------------------------------------------------------------------------------------
                                                       INCOME FUND                            INTERNATIONAL ADR FUND
                                         -----------------------------------------      -------------------------------------
                                         SIX MONTHS ENDED               YEAR ENDED       SIX MONTHS ENDED        PERIOD ENDED
                                         JANUARY 31, 2002            JULY 31, 2001       JANUARY 31, 2002      JULY 31, 2001*
                                              (UNAUDITED)                                     (UNAUDITED)
-----------------------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets:
From operations -
  Net investment income (loss)                     $  47,526            $  102,687            $     (491)         $    1,216
  Net realized loss on investments and
    foreign currency transactions                    (97,691)              (70,482)              (40,287)            (17,899)
  Net unrealized gain (loss) on
    investments and foreign currency
    translation                                       58,914                (6,132)               16,357             (26,128)
                                                  ----------            ----------            ----------          ----------
      Increase (decrease) in net assets
        from operations                            $   8,749            $   26,073            $  (24,421)         $  (42,811)
                                                  ----------            ----------            ----------          ----------
Distributions declared to shareholders -
  From net investment income (Class A)             $ (48,293)           $ (102,984)           $   (1,231)         $     --
  From net investment income (Class I)                    (7)                  (18)                 --                  --
  In excess of net investment income
    (Class A)                                           --                  (2,340)                 --                  --
  In excess of net investment income
    (Class I)                                           --                      (0)+                --                  --
                                                  ----------            ----------            ----------          ----------
      Total distributions declared to
        shareholders                               $ (48,300)           $ (105,342)           $   (1,231)         $     --
                                                  ----------            ----------            ----------          ----------
Net increase in net assets from fund
  share transactions                               $  22,659            $  133,818            $    1,229          $  300,200
                                                  ----------            ----------            ----------          ----------
      Total increase (decrease) in net
        assets                                     $ (16,892)           $   54,549            $  (24,423)         $  257,389
Net assets:
  At beginning of period                           1,102,782             1,048,233               257,389                --
                                                  ----------            ----------            ----------          ----------
  At end of period                                $1,085,890            $1,102,782            $  232,966          $  257,389
                                                  ----------            ----------            ----------          ----------
Accumulated undistributed (distributions
  in excess of) net investment income
  included in net assets at end of period          $  (2,902)           $   (2,128)           $     (507)         $    1,215
                                                   =========            ==========            ==========          ==========

* For the period from the commencement of the fund's investment operations, December 29, 2000 through July 31, 2001.
+ Amount was less than $1.

See notes to financial statements.

Financial Highlights
------------------------------------------------------------------------------------------------------------------------------
                                                                 MFS EUROPEAN EQUITY FUND
------------------------------------------------------------------------------------------------------------------------------
                                SIX MONTHS                             PERIOD         SIX MONTHS                        PERIOD
                                   ENDED           YEAR ENDED           ENDED           ENDED         YEAR ENDED         ENDED
                                JANUARY 31,         JULY 31,          JULY 31,       JANUARY 31,       JULY 31,       JULY 31,
                                   2002               2001              2000*            2002            2001           2000**
                                (UNAUDITED)                                          (UNAUDITED)
------------------------------------------------------------------------------------------------------------------------------
                                   CLASS A                                              CLASS I
------------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding
  throughout each period):
Net asset value - beginning
  of period                        $ 8.49            $13.21            $10.00          $ 8.52          $13.22          $ 9.93
                                   ------            ------            ------          ------          ------          ------
Income from investment operations# -
  Net investment income (loss)(S)  $(0.01)           $ 0.06            $ 0.10          $(0.02)         $ 0.08          $ 0.07
  Net realized and
    unrealized gain (loss)
    on investments and
    foreign currency                (0.47)            (2.04)             3.20           (0.44)          (2.04)           3.31
                                   ------            ------            ------          ------          ------          ------
      Total from investment
        operations                 $(0.48)           $(1.98)           $ 3.30          $(0.46)         $(1.96)         $ 3.38
                                   ------            ------            ------          ------          ------          ------
Less distributions declared to shareholders -
  From net investment income       $(0.04)           $(0.08)           $(0.01)         $(0.04)         $(0.08)         $(0.01)
  From net realized gain on
    investments and foreign
    currency transactions            --               (2.64)            (0.08)           --             (2.64)          (0.08)
  In excess of net realized
    gain on investments and
    foreign currency
    transactions                     --               (0.02)             --              --             (0.02)           --
                                   ------            ------            ------          ------          ------          ------
      Total distributions
        declared to
        shareholders               $(0.04)           $(2.74)           $(0.09)         $(0.04)         $(2.74)         $(0.09)
                                   ------            ------            ------          ------          ------          ------
Net asset value - end of
  period                           $ 7.97            $ 8.49            $13.21          $ 8.02          $ 8.52          $13.22
                                   ======            ======            ======          ======          ======          ======
Total return(+)                     (5.65)%++        (16.67)%           33.15%++        (5.40)%++      (16.46)%         34.18%++
Ratios (to average net assets)/Supplemental data(S):
  Expenses##                         5.34%+            1.06%             1.00%+          5.34%+          1.06%           1.00%+
  Net investment income
    (loss)                          (0.16)%+           0.59%             0.82%+         (0.60)%+         0.79%           0.58%+
Portfolio turnover                     66%              104%              143%             66%            104%            143%
Net assets at end of period
  (000 Omitted)                      $558              $590              $677             $75              $0+++           $0+++

  (S) Subject to reimbursement by the fund, the investment adviser voluntarily agreed under a temporary expense reimbursement agreement to pay all of the fund's operating expenses, exclusive of management fees. In consideration, the fund pays the investment adviser a reimbursement fee not greater than 0.25% of the average daily net assets. To the extent actual expenses were over this limitation, the net investment loss per share and ratios would have been:
        Net investment loss        $(0.30)           $(0.77)           $(0.68)         $(0.32)         $(0.77)         $(0.76)
        Ratios (to average net assets):
          Expenses##                12.60%+            9.30%             7.51%+         12.60%+          9.30%           7.51%+
          Net investment loss       (7.42)%+          (7.65)%           (5.69)%+        (7.86)%+        (7.45)%         (5.93)%+

  * For the period from the commencement of the fund's investment operations, August 3, 1999, through July 31, 2000.
 ** For the period from the inception of Class I shares, August 4, 1999, through July 31, 2000.
  + Annualized.
 ++ Not annualized.
+++ Class I net assets were less than $500.
 #  Per share data are based on average shares outstanding.
##  Ratios do not reflect reductions from certain expense offset arrangements.
(+) Total returns for Class A shares do not include the applicable sales charge. If the charge had been included, the results would have been lower.

See notes to financial statements.

Financial Highlights - continued
------------------------------------------------------------------------------------------------------------------------------
                                                                    MFS HIGH YIELD FUND
------------------------------------------------------------------------------------------------------------------------------
                                 SIX MONTHS                             PERIOD        SIX MONTHS                        PERIOD
                                    ENDED           YEAR ENDED          ENDED           ENDED         YEAR ENDED        ENDED
                                 JANUARY 31,         JULY 31,          JULY 31,      JANUARY 31,       JULY 31,        JULY 31,
                                    2002               2001             2000*            2002            2001           2000**
                                 (UNAUDITED)                                         (UNAUDITED)
------------------------------------------------------------------------------------------------------------------------------
                                    CLASS A                                             CLASS I
------------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding
  throughout each period):
Net asset value - beginning
  of period                         $ 8.55            $10.13           $10.00          $ 8.59          $10.15          $10.00
                                    ------            ------           ------          ------          ------          ------
Income from investment operations#(S)(S) -
  Net investment income(S)          $ 0.35            $ 0.79           $ 0.81          $ 0.35          $ 0.79          $ 0.81
  Net realized and unrealized
    gain (loss) on
    investments and foreign
    currency                         (0.38)            (0.91)            0.34           (0.37)          (0.89)           0.36
                                    ------            ------           ------          ------          ------          ------
      Total from investment
        operations                  $(0.03)           $(0.12)          $ 1.15          $(0.02)         $(0.10)         $ 1.17
                                    ------            ------           ------          ------          ------          ------
Less distributions declared to shareholders -
  From net investment income        $(0.38)           $(0.79)          $(0.81)         $(0.38)         $(0.79)         $(0.81)
  From net realized gain on
    investments and foreign
    currency transactions            (0.26)            (0.62)           (0.21)          (0.26)          (0.62)          (0.21)
  In excess of net investment
    income                            --               (0.05)           (0.00)+++        --             (0.05)          (0.00)+++
                                    ------            ------           ------          ------          ------          ------
      Total distributions
        declared to
        shareholders                $(0.64)           $(1.46)          $(1.02)         $(0.64)         $(1.46)         $(1.02)
                                    ------            ------           ------          ------          ------          ------
Net asset value - end of
  period                            $ 7.88            $ 8.55           $10.13          $ 7.93          $ 8.59          $10.15
                                    ======            ======           ======          ======          ======          ======
Total return(+)                      (0.15)%++         (0.43)%          11.99%++        (0.03)%++       (0.21)%         11.96%++
Ratios (to average net assets)/Supplemental data(S):
  Expenses##                          0.00%###+         0.02%            0.03%+          0.00%###+       0.02%           0.03%+
  Net investment income(S)(S)         8.91%+            8.67%            7.91%+          8.62%+          8.67%           7.91%+
Portfolio turnover                      50%               94%              83%             50%             94%             83%
Net assets at end of period
  (000 Omitted)                     $1,333            $1,282           $1,469              $0++++          $0++++          $0++++

  (S) The investment adviser voluntarily agreed under a temporary expense agreement to pay all of the fund's operating expenses in excess of 0.00% of average daily net assets. In addition, the investment adviser voluntarily waived its fees for the periods indicated. To the extent actual expenses were over these limitations and the waivers had not been in place, the net investment income per share and ratios would have been:
        Net investment
          income(S)(S)              $ 0.16            $ 0.52           $ 0.47          $ 0.15          $ 0.52          $ 0.47
        Ratios (to average net assets):
          Expenses##                  4.85%+            3.05%            3.32%+          4.85%+          3.05%           3.32%+
          Net investment
            income(S)(S)              4.06%+            5.64%            4.62%+          3.77%+          5.64%           4.62%+

(S)(S) As required, effective August 1, 2001, the fund has adopted the provisions of the AICPA Audit and Accounting Guide for
       Investment Companies and began amortizing premium on debt securities. The effect of this change for the six months ended January 31, 2002 was to decrease net investment income per share and increase net realized and unrealized gains and losses per share. The impact of this change calculates to less than $0.01 per share. In addition, the ratio of net investment income to average net assets decreased by 0.03%. Per share, ratios, and supplemental data for periods prior to August 1, 2001 have not been restated to reflect this change in presentation.
     * For the period from the commencement of the fund's investment operations, August 3, 1999, through July 31, 2000.
    ** For the period from the inception of Class I shares, August 4, 1999, through July 31, 2000.
     + Annualized.
    ++ Not annualized.
   +++ Per share amount was less than $0.01.
  ++++ Class I net assets were less than $500.
     # Per share data are based on average shares outstanding.
    ## Ratios do not reflect reductions from certain expense offset arrangements.
   ### Ratio amount was less than 0.01%.
   (+) Total returns for Class A shares do not include the applicable sales charge. If the charge had been included, the results would have been lower.

See notes to financial statements.

Financial Highlights - continued
------------------------------------------------------------------------------------------------------------------------------
                                                                      MFS INCOME FUND
------------------------------------------------------------------------------------------------------------------------------
                                SIX MONTHS                             PERIOD         SIX MONTHS                        PERIOD
                                   ENDED           YEAR ENDED           ENDED           ENDED         YEAR ENDED        ENDED
                                JANUARY 31,         JULY 31,          JULY 31,       JANUARY 31,       JULY 31,        JULY 31,
                                   2002               2001              2000*            2002            2001           2000**
                                (UNAUDITED)                                          (UNAUDITED)
------------------------------------------------------------------------------------------------------------------------------
                                   CLASS A                                              CLASS I
------------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding
  throughout each period):
Net asset value - beginning
  of period                        $ 8.88            $ 9.55            $10.00          $ 8.77          $ 9.52          $10.00
                                   ------            ------            ------          ------          ------          ------
Income from investment operations#(S)(S) -
  Net investment income(S)         $ 0.37            $ 0.87            $ 0.89          $ 0.36          $ 0.79          $ 0.87
  Net realized and
    unrealized loss on
    investments                     (0.32)            (0.64)            (0.43)          (0.32)          (0.64)          (0.45)
                                   ------            ------            ------          ------          ------          ------
      Total from investment
        operations                 $ 0.05            $ 0.23            $ 0.46          $ 0.04          $ 0.15          $ 0.42
                                   ------            ------            ------          ------          ------          ------
Less distributions declared to shareholders -
  From net investment income       $(0.38)           $(0.88)           $(0.89)         $(0.38)         $(0.88)         $(0.88)
  In excess of net
    investment income                --               (0.02)             --              --             (0.02)           --
  In excess of net realized
    gain on investments and
    foreign currency                 --                --               (0.02)           --              --             (0.02)
                                   ------            ------            ------          ------          ------          ------
      Total distributions
        declared to
        shareholders               $(0.38)           $(0.90)           $(0.91)         $(0.38)         $(0.90)         $(0.90)
                                   ------            ------            ------          ------          ------          ------
Net asset value - end of
  period                           $ 8.55            $ 8.88            $ 9.55          $ 8.43          $ 8.77          $ 9.52
                                   ======            ======            ======          ======          ======          ======
Total return(+)                      0.69%++           2.47%             4.81%++         0.58%++         1.70%           5.31%++
Ratios (to average net assets)/Supplemental data(S):
  Expenses##                         0.03%+            0.03%             0.03%+          0.03%+          0.03%           0.03%+
  Net investment
income(S)(S)                         8.70%+            9.46%             9.17%+          8.28%+          8.68%           8.96%+
Portfolio turnover                     34%               60%               83%             34%             60%             83%
Net assets at end of period
  (000 Omitted)                    $1,086            $1,103            $1,048              $0+++           $0+++           $0+++

  (S) The investment adviser voluntarily agreed under a temporary expense agreement to pay all of the fund's operating expenses in excess of 0.00% of average daily net assets. In addition, the investment adviser voluntarily waived its fee for the periods indicated. To the extent actual expenses were over this limitation and the waiver had not been in place, the net investment income per share and ratios would have been:
        Net investment
          income(S)(S)             $ 0.16            $ 0.47            $ 0.55          $ 0.15          $ 0.40          $ 0.53
        Ratios (to average net assets):
          Expenses##                 4.93%+            4.35%             3.55%+          4.93%+          4.35%           3.55%+
          Net investment
            income(S)(S)             3.80%+            5.14%             5.65%+          3.38%+          4.36%           5.44%+

(S)(S) As required, effective August 1, 2001, the fund has adopted the provisions of the AICPA Audit and Accounting Guide for
       Investment Companies and began amortizing premium on debt securities. The effect of this change for the six months ended January 31, 2002 was to decrease net investment income per share and increase net realized and unrealized gains and losses per share. The impact of this change calculates to less than $0.01 per share. In addition, the ratio of net investment income to average net assets decreased by 0.01%. Per share, ratios, and supplemental data for periods prior to August 1, 2001 have not been restated to reflect this change in presentation.
     * For the period from the commencement of the fund's investment operations, August 3, 1999, through July 31, 2000.
    ** For the period from the inception of Class I, August 4, 1999, through July 31, 2000.
     + Annualized.
    ++ Not annualized.
   +++ Class I net assets were less than $500.
     # Per share data are based on average shares outstanding.
    ## Ratios do not reflect reductions from certain expense offset arrangements.
   (+) Total returns for Class A shares do not include the applicable sales charge. If the charge had been included, the results would have been lower.

See notes to financial statements.

Financial Highlights - continued
--------------------------------------------------------------------------------------------------------------
                                                                              MFS INTERNATIONAL ADR FUND
--------------------------------------------------------------------------------------------------------------
                                                                      SIX MONTHS ENDED            PERIOD ENDED
                                                                      JANUARY 31, 2002           JULY 31, 2001*
                                                                        (UNAUDITED)
--------------------------------------------------------------------------------------------------------------
                                                                             CLASS A
--------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                                  $ 8.57                       $10.00
                                                                       ------                       ------
Income from investment operations# -
  Net investment income (loss)(S)                                      $(0.02)                      $ 0.04
  Net realized and unrealized loss on investments                       (0.79)                       (1.47)
                                                                       ------                       ------
      Total from investment operations                                 $(0.81)                      $(1.43)
                                                                       ------                       ------
Less distributions declared to shareholders from net investment
  income                                                               $(0.04)                      $ --
                                                                       ------                       ------
Net asset value - end of period                                        $ 7.72                       $ 8.57
                                                                       ======                       ======
Total return(+)                                                         (9.45)%++                   (14.30)%++
Ratios (to average net assets)/Supplemental data(S):
  Expenses##                                                             1.28%+                       1.29%+
  Net investment income                                                 (0.41)%+                      0.76%+
Portfolio turnover                                                        112%                          55%
Net assets at end of period (000 Omitted)                                $233                         $257

  (S) Subject to reimbursement by the fund, the investment adviser voluntarily agreed, under a temporary expense reimbursement agreement, to pay all of the fund's operating expenses, exclusive of management and distribution and service fees. In consideration, the fund pays the investment adviser a reimbursement fee not greater than 0.25% of average daily net assets. In addition the distributor voluntarily waived its fee for the period indicated. To the extent actual expenses were over this limitation and the waiver had not been in place, the net investment loss per share and the ratios would have been:
        Net investment loss                                            $(0.83)                      $(0.83)
        Ratios (to average net assets):
          Expenses##                                                    21.50%+                      17.47%+
          Net investment loss                                          (20.63)%+                    (15.42)%+
  * For the period from the commencement of the fund's investment operations, December 29, 2000, through July
    31, 2001.
  + Annualized.
 ++ Not annualized.
  # Per share data are based on average shares outstanding.
 ## Ratios do not reflect reductions from certain expense offset arrangements.
(+) Total returns for class A shares do not include the applicable sales charge. If the charge had been included, the results would have been lower.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS (Unaudited)

(1) Business and Organization
MFS European Equity Fund, MFS High Yield Fund, MFS Income Fund, and MFS International ADR Fund (the funds) are each a diversified series of MFS Series Trust X (the "trust"). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

(2) Significant Accounting Policies
General - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The MFS High Yield Fund and MFS Income Fund each can invest up to 100% of its portfolio in high-yield securities rated below investment grade. Investments in high-yield securities involve greater degrees of credit and market risk than investments in higher-rated securities and tend to be more sensitive to economic conditions. The funds can invest in foreign securities. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country's legal, political, and economic environment.

Investment Valuations - Debt securities (other than short-term obligations which mature in 60 days or less), including listed issues and forward foreign currency exchange contracts are valued on the basis of valuations furnished by dealers or by a pricing service with consideration to factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data, without exclusive reliance upon exchange or over-the-counter prices. Equity securities listed on securities exchanges or reported through the NASDAQ system are reported at market value using last sale prices. Unlisted equity securities or listed equity securities for which last sale prices are not available are reported at market value using last quoted bid prices. Short-term obligations, which mature in 60 days or less, are valued at amortized cost, which approximates market value. Securities for which there are no such quotations or valuations are valued in good faith at the direction of the Trustees.

Repurchase Agreements - Each fund may enter into repurchase agreements with institutions that the funds' investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. The funds require that the securities collateral in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the funds to obtain those securities in the event of a default under the repurchase agreement. The funds monitor, on a daily basis, the value of the collateral to ensure that its value, including accrued interest, is greater than amounts owed to the funds under each such repurchase agreement. The funds, along with other affiliated entities of Massachusetts Financial Services Company (MFS), may utilize a joint trading account for the purpose of entering into one or more repurchase agreements.

Foreign Currency Translation - Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Forward Foreign Currency Exchange Contracts - Each fund may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The funds may enter into forward foreign currency exchange contracts for hedging purposes as well as for non-hedging purposes. For hedging purposes, the funds may enter into contracts to deliver or receive foreign currency it will receive from or require for its normal investment activities. The funds may also use contracts in a manner intended to protect foreign currency-denominated securities from declines in value due to unfavorable exchange rate movements. For non-hedging purposes, the funds may enter into contracts with the intent of changing the relative exposure of the funds' portfolio of securities to different currencies to take advantage of anticipated changes. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded as unrealized until the contract settlement date. On contract settlement date, the gains or losses are recorded as realized gains or losses on foreign currency transactions.

Investment Transactions and Income - Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and discount is amortized or accreted for financial statement purposes in accordance with generally accepted accounting principles. All discount is accreted for tax reporting purposes as required by federal income tax regulations. Dividends received in cash are recorded on the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date.

Legal fees and other related expenses incurred to preserve and protect the value of a security owned are added to the cost of the security; other legal fees are expensed. Capital infusions made directly to the security issuer, which are generally non-recurring, incurred to protect or enhance the value of high-yield debt securities, are reported as additions to the cost basis of the security. Costs that are incurred to negotiate the terms or conditions of capital infusions or that are expected to result in a plan of reorganization are reported as realized losses. Ongoing costs incurred to protect or enhance an investment, or costs incurred to pursue other claims or legal actions, are expensed.

Fees Paid Indirectly - Each fund's custody fee is reduced according to an arrangement that measures the value of cash deposited with the custodian by the funds. During the period, each fund's custodian fees were reduced under this arrangement. The MFS European Equity Fund has entered into a directed brokerage agreement, under which the broker will credit the fund a portion of the commissions generated, to offset certain expenses of the fund. These amounts are shown as a reduction of total expenses on the Statement of Operations.

                                               MFS EUROPEAN             MFS HIGH           MFS INCOME   MFS INTERNATIONAL
                                                EQUITY FUND           YIELD FUND                 FUND            ADR FUND
-------------------------------------------------------------------------------------------------------------------------
Balance credits                                     $    64                   $6                 $181                 $39
Directed brokerage credits                           12,775                   --                  --                   --
                                                     ------                   --                 ----                 ---
                                                    $12,839                   $6                 $181                 $39

Tax Matters and Distributions - Each fund's policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders all of its net taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided.

Distributions to shareholders are recorded on the ex-dividend date. The funds distinguish between distributions on a tax basis and a financial reporting basis and only distributions in excess of tax basis earnings and profits are reported in the financial statements as distributions from paid-in capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits, which result in temporary over-distributions for financial statement purposes, are classified as distributions in excess of net investment income or net realized gains. Common types of book and tax differences that could occur include differences in accounting for currency transactions, mortgage-backed securities, derivatives, real estate investment trusts, defaulted bonds, capital losses, and amortization and accretion on debt securities.

Tax Basis Components of Dividends - The tax character of distributions paid for the years ended July 31, 2001 and July 31, 2000 was as follows:

                                                   EUROPEAN EQUITY FUND                              HIGH YIELD FUND
                                      --------------------------------------------      ---------------------------------------
                                         JULY 31, 2001            JULY 31, 2000            JULY 31, 2001          JULY 31, 2000
-------------------------------------------------------------------------------------------------------------------------------
Distributions paid from income:
  Ordinary income                            $140,825             $5,101                     $180,618              $124,887
  Long-term capital gains                    --                 --                              3,918               --
                                             --------             ------                     --------              --------
Total distributions paid                     $140,825             $5,101                     $184,536              $124,887
                                             ========             ======                     ========              ========

                                                       INCOME FUND                               INTERNATIONAL ADR FUND
                                      --------------------------------------------      ---------------------------------------
                                         JULY 31, 2001            JULY 31, 2000            JULY 31, 2001          JULY 31, 2000
-------------------------------------------------------------------------------------------------------------------------------
Distributions paid from
  ordinary income                            $105,005            $86,494                     $  --                 $  --

Tax Basis Components of Distributed Earnings - As of July 31, 2001 the components of distributable earnings (accumulated losses)
on a tax basis were as follows:

                                                                  EUROPEAN               HIGH             INCOME      INTERNATIONAL
                                                               EQUITY FUND         YIELD FUND               FUND           ADR FUND
-----------------------------------------------------------------------------------------------------------------------------------
Undistributed ordinary income                                    $  3,134          $  20,266          $   6,252          $   1,228
Undistributed long-term capital gain                                  --              29,893               --                 --
Capital loss carryforward                                          (7,123)              --              (15,227)           (17,260)
Unrealized loss                                                   (81,972)          (237,644)          (117,089)           (26,780)

At July 31, 2001, the funds, for federal income tax purposes, had a capital loss carryforward which may be applied against any net taxable realized gains of each succeeding year until the earlier of its utilization or expiration on:

                                                                  EUROPEAN               HIGH             INCOME      INTERNATIONAL
EXPIRATION DATE                                                EQUITY FUND         YIELD FUND               FUND           ADR FUND
-----------------------------------------------------------------------------------------------------------------------------------

July 31, 2009                                                     $(7,123)         $    --            $(15,227)          $(17,260)

(3) Transactions with Affiliates
Investment Adviser - The funds have an investment advisory agreement with Massachusetts Financial Services Company (MFS) to provide overall investment advisory and administrative services, and general office facilities. For MFS High Yield Fund and MFS Income Fund, the management fee is computed daily and paid monthly at an annual rate of 0.60% of each fund's average daily net assets. The investment adviser has voluntarily agreed to waive its fee, which is shown as a reduction of total expenses in the Statement of Operations. For MFS European Equity Fund the management fee is computed daily and paid monthly at an annual rate of 0.75% of the fund's average daily net assets. For MFS International ADR Fund the management fee is computed daily and paid monthly at an annual rate of 1.00% of the fund's average daily net assets.

MFS European Equity Fund and MFS International ADR Fund have a temporary expense reimbursement agreement whereby MFS voluntarily agreed to pay all of the funds' operating expenses, exclusive of management fee. The funds in turn will pay MFS and expense reimbursement fee not greater than 0.25% of average daily net assets. To the extent that the expense reimbursement fee exceeds the funds' actual expenses, the excess will be applied to amounts paid by MFS in prior years. At January 31, 2002, aggregate unreimbursed expenses amounted to $112,841, and $49,539, respectively.

The investment adviser has voluntarily agreed to pay the operating expenses exclusive of management fees on MFS High Yield Fund and MFS Income Fund such that each funds' aggregate expenses do not exceed 0.00% of their average daily net assets. This is reflected as a reduction of expenses in the Statement of Operations.

The funds pay no compensation directly to their Trustees who are officers of the investment adviser, or to officers of the funds, all of whom receive remuneration for their services to the funds from MFS. Certain officers and Trustees of the funds are officers or directors of MFS, MFS Fund Distributors, Inc. (MFD), and MFS Service Center, Inc. (MFSC). The Trustees currently are not receiving any payments for their services to the funds.

Administrator - The funds have an administrative services agreement with MFS to provide the funds with certain financial, legal, shareholder communications, compliance, and other administrative services. As a partial reimbursement for the cost of providing these services, the funds pay MFS an administrative fee at the following annual percentages of each fund's average daily net assets:

          First $2 billion                                   0.0175%
          Next $2.5 billion                                  0.0130%
          Next $2.5 billion                                  0.0005%
          In excess of $7 billion                            0.0000%

Distributor - MFD, a wholly owned subsidiary of MFS, as distributor, did not receive any sales charges on sales of Class A shares of the funds for the six months ended January 31, 2002.

The Trustees have adopted a distribution plan for Class A shares pursuant to Rule 12b-1 of the Investment Company Act of 1940 as follows:

Each fund's distribution plan provides that the fund will pay MFD up to 0.35% per annum of its average daily net assets attributable to Class A shares in order that MFD may pay expenses on behalf of the fund related to the distribution and servicing of its shares. These expenses include a service fee paid to each securities dealer that enters into a sales agreement with MFD of up to 0.25% per annum of each fund's average daily net assets attributable to Class A shares which are attributable to that securities dealer and a distribution fee to MFD of up to 0.10% per annum of each fund's average daily net assets attributable to Class A shares. For the MFS European Equity Fund, MFS High Yield Fund and MFS Income Fund, payment of the 0.10% per annum Class A distribution fee and the 0.25% per annum Class A service fee will commence on such date as the Trustees of the Trust may determine. The distribution fee for the MFS International ADR Fund is currently being waived.

Certain Class A shares are subject to a contingent deferred sales charge in the event of a shareholder redemption within 12 months following purchase. MFD receives all contingent deferred sales charges. There were no contingent deferred sales charges imposed on Class A chares of the funds during the six months ended January 31, 2002.

Shareholder Servicing Agent - MFSC, a wholly owned subsidiary of MFS, earns a fee for its services as shareholder servicing agent. The fee is calculated as a percentage of each fund's average daily net assets at an annual rate of 0.10%.

(4) Portfolio Securities
Purchases and sales of investments, other than U.S. government securities, purchased option transactions, and short-term obligations, were as follows:

                EUROPEAN                                         INTERNATIONAL
             EQUITY FUND   HIGH YIELD FUND       INCOME FUND          ADR FUND
------------------------------------------------------------------------------
Purchases       $459,179          $652,268          $325,227          $224,321
                --------          --------          --------          --------
Sales           $366,606          $578,035          $314,432          $217,689
                --------          --------          --------          --------

The cost and unrealized appreciation and depreciation in the value of the investments owned by the funds, as computed on a federal income tax basis, are as follows:

                                                  EUROPEAN                                         INTERNATIONAL
                                               EQUITY FUND   HIGH YIELD FUND       INCOME FUND          ADR FUND
----------------------------------------------------------------------------------------------------------------
Aggregate cost                                   $625,579        $1,524,147        $1,051,989          $241,337
                                                 --------        ----------        ----------          --------
Gross unrealized appreciation                    $ 34,346        $   81,361        $   36,081          $  6,150
Gross unrealized depreciation                     (36,797)         (299,188)          (21,080)          (16,561)
                                                 --------        ----------        ----------          --------
    Net unrealized appreciation
      (depreciation)                             $ (2,451)       $ (217,827)       $    15,001         $ (10,411)
                                                 ========        ==========        ===========         =========

(5) Shares of Beneficial Interest
Each fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

Class A shares
                                                EUROPEAN EQUITY FUND              HIGH YIELD FUND
                                           -----------------------------     -------------------------
SIX MONTHS ENDED JANUARY 31, 2002                SHARES           AMOUNT        SHARES          AMOUNT
--------------------------------------------------------------------------------------------------------
Shares sold                                          75         $    600        15,815        $125,781
Shares issued to shareholders in
  reinvestment of distributions                     350            2,840        12,435          98,615
Shares reacquired                                    (3)             (20)       (9,158)        (75,255)
                                                 ------         --------        ------        --------
    Net increase                                    422         $  3,420        19,092        $149,141
                                                 ======         ========        ======        ========

                                                   INCOME FUND                INTERNATIONAL ADR FUND
                                           -----------------------------     -------------------------
SIX MONTHS ENDED JANUARY 31, 2002                SHARES           AMOUNT        SHARES          AMOUNT
------------------------------------------------------------------------------------------------------
Shares issued to shareholders in
reinvestment of distributions                     5,619         $ 48,085           156        $  1,229
Shares reacquired                                (2,932)         (25,426)          --            --
                                                 ------         --------        ------        --------
    Net increase                                  2,687         $ 22,659           156        $  1,229
                                                 ======         ========        ======        ========

                                               EUROPEAN EQUITY FUND              HIGH YIELD FUND
                                           -----------------------------     -------------------------
YEAR ENDED JULY 31, 2001                         SHARES           AMOUNT        SHARES          AMOUNT
--------------------------------------------------------------------------------------------------------
Shares sold                                       3,030         $ 26,073        16,860        $155,400
Shares issued to shareholders in
  reinvestment of distributions                  15,223          140,662        21,253         184,520
Shares reacquired                                    (2)             (19)      (33,024)       (320,000)
                                                 ------         --------        ------        --------
    Net increase                                 18,251         $166,716         5,089        $ 19,920
                                                 ======         ========        ======        ========

                                                   INCOME FUND               INTERNATIONAL ADR FUND*
                                           -----------------------------     -------------------------
YEAR ENDED JULY 31, 2001                         SHARES           AMOUNT        SHARES          AMOUNT
--------------------------------------------------------------------------------------------------------
Shares sold                                       2,984         $ 28,500        30,020        $300,200
Shares reacquired                                11,473          105,318          --             --
                                                 ------         --------        ------        --------
    Net increase                                 14,457         $133,818        30,020        $300,200
                                                 ======         ========        ======        ========

* For the period from the commencement of the fund's investment operations, December 29, 2000, through
  July 31, 2001.

Class I shares
                                 EUROPEAN EQUITY FUND
SIX MONTHS ENDED            ----------------------------
JANUARY 31, 2002                 SHARES           AMOUNT
--------------------------------------------------------

Shares sold                       9,325         $ 75,780
Shares issued to shareholders
  in reinvestment of
  distributions                      36              293
Shares reacquired                   --             --
                                  -----         --------
                                  -----          -------
    Net increase                  9,361         $ 76,073
                                  =====         ========

For the six months ended January 31, 2002, there was no Class I activity for the MFS High Yield Fund, MFS Income Fund, or the MFS International ADR Fund.

For the year ended July 31, 2001, there was no Class I activity for the funds.

(6) Line of Credit
The funds and other affiliated funds participate in a $1.225 billion unsecured line of credit provided by a syndication of banks under a line of credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the bank's base rate. In addition, a commitment fee, based on the average daily unused portion of the line of credit, is allocated among the participating funds at the end of each quarter. The commitment fees allocated to the MFS European Equity Fund, MFS High Yield Fund, MFS Income Fund and MFS International ADR Fund for the six months ended January 31, 2002, were $3, $6, $3 and $1, respectively. The funds had no borrowings during the period.

(7) Financial Instruments
Each fund trades financial instruments with off-balance-sheet risk in the normal course of its investing activities in order to manage exposure to market risks such as interest rates and foreign currency exchange rates. These financial instruments include forward foreign currency exchange contracts. The notional or contractual amounts of these instruments represent the investment the fund has in particular classes of financial instruments and does not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered.

Forward Foreign Currency Exchange Contracts
At January 31, 2002, forward foreign currency sales under master netting agreements for the MFS High Yield Fund amounted to a net receivable of $265 with DB Clearing Services.

At January 31, 2002, forward foreign currency sales under master netting agreements for the MFS Income Fund amounted to a net receivable of $133 with DB Clearing Services.

At January 31, 2002, the funds had sufficient cash and/or securities to cover any commitments under these contracts.

(8) Change in Accounting Principle
As required, effective August 1, 2001, the funds adopted the provision of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. Prior to August 1, 2001, the funds did not amortize premium on debt securities. Based on securities held by the fund on August 1, 2001, the cumulative effect of this accounting change had no impact on total net assets of the fund, but resulted in the following:

                                           EUROPEAN EQUITY        HIGH YIELD            INCOME     INTERNATIONAL
                                                      FUND              FUND              FUND          ADR FUND
------------------------------------------------------------------------------------------------------------------
Reduction in cost of securities                   $   --              $(632)            $(289)          $   --
Decrease in net unrealized depreciation               --                632               289               --

The effect of this change for the six months ended January 31, 2002 was the following:

                                           EUROPEAN EQUITY        HIGH YIELD            INCOME     INTERNATIONAL
                                                      FUND              FUND              FUND          ADR FUND
------------------------------------------------------------------------------------------------------------------
Decrease in net investment income                 $   --              $(203)             $(42)          $   --
Increase (decrease) net unrealized
  appreciation                                        --                175               (22)              --
Decrease net realized losses                          --                 28                64               --



                 --------------------------------------------
      This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

MFS(R) EUROPEAN EQUITY FUND
MFS(R) HIGH YIELD FUND
MFS(R) INCOME FUND
MFS(R) INTERNATIONAL ADR FUND

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(C)2002 MFS Investment Management.
MFS(R) investment products are offered through MFS Fund Distributors, Inc., 500 Boylston Street, Boston, MA 02116.
                                                             INC-3Xb 03/02 700